                                                             File No.  33-65654
                                                             File No.  811-7624

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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |_|
         Pre-Effective Amendment No.                                  |_|
                                       ---------
         Post-Effective Amendment No.     4                           |X|
                                       --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|
         Amendment No.      6                                         |X|
                         -------
                        (Check appropriate box or boxes)

                           PARKSTONE VARIABLE ANNUITY
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (913) 295-3000

                                                         Copies to:
Amy J. Lee, Vice President
and Associate General Counsel                       Jeffrey S. Puretz, Esq.
Security Benefit Group Building                     Dechert, Price & Rhoads
700 Harrison Street, Topeka, KS 66636-0001          1500 K Street, N.W.
(Name and address of Agent for Service)             Washington, DC 20005

It is proposed that this filing will become effective:

|_|   immediately upon filing pursuant to paragraph (b)
|X|   on April 30, 1997, pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on April 30, 1997, pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on April 30, 1997, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Regulation 270.24f-2 of the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of securities. The Registrant filed the Notice required by 24f-2 on February 25, 1997.

                              Cross Reference Sheet
                             Pursuant to Rule 495(a)

               Showing Location in Part A (Prospectus) and Part B
              (Statement of Additional Information) of Registration
                  Statement of Information Required by Form N-4

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                                         RT A

ITEM OF FORM N-4                           PROSPECTUS CAPTION

 1.    Cover Page........................  Cover Page

 2.    Definitions.......................  Definitions

 3.    Synopsis..........................  Summary; Expense Table;
                                           Contractual Expenses; Separate
                                           Account Annual Expenses; Annual
                                           Mutual Fund Expenses
                                           After Expense Limitation

 4.    Condensed Financial
       Information

       (a) Accumulated Unit Values.......  N/A

       (b) Performance Data..............  Performance Information

       (c) Additional Financial
           Information...................  Financial Statements

 5.    General Description of
       Registrant, Depositor,
       and Portfolio Companies

       (a) Depositor.....................  Security Benefit Life Insurance
                                           Company; Information about Security
                                           Benefit, the Separate Account,
                                           and The Trust

       (b) Registrant....................  Separate Account; Information about
                                           Security Benefit, the Separate
                                           Account, and The Trust

       (c) Portfolio Company.............  Information about Security Benefit, the Separate Account, and The Trust;
                                           The Parkstone Advantage Fund;
                                           Prime Obligations Fund; Bond Fund;
                                           Equity Fund; Small Capitalization
                                           Fund; International Discovery Fund;
                                           The Investment Adviser

       (d) Fund Prospectus...............  The Parkstone Advantage Fund

       (e) Voting Rights.................  Voting of Mutual Fund Shares

       (f) Administrators................  Security Benefit Life
                                           Insurance Company

 6.    Deductions and Expenses

       (a) General.......................  Charges and Deductions; Other
                                           Charges; Administrative Charge;
                                           Mortality and Expense Risk Charge;
                                           Premium Tax Charge; Maintenance Fee;
                                           Guarantee of Certain Charges

       (b) Sales Load %..................  Contingent Deferred Sales Charge

       (c) Special Purchase Plan.........  Variations in Charges

       (d) Commissions...................  N/A

       (e) Fund Expenses.................  Mutual Fund Expenses

       (f) Organization Expenses.........  N/A

 7.    General Description of
       Contracts

       (a) Persons with Rights...........  The Contract; Ownership; Joint
                                           Owners; Contingent Owner; Contract
                                           Benefits; The Fixed Account

       (b)   (i) Allocation of
                 Purchase Payments.......  Allocation of Purchase Payments

            (ii) Transfers...............  Transfers of Contract Value;
                                           Telephone Transfer Privileges;
                                           Dollar Cost Averaging Option; Asset
                                           Reallocation Option

           (iii) Exchanges...............  N/A

       (c) Changes.......................  Substitution of Investments;
                                           Changes to Comply with
                                           Law and Amendments

       (d) Inquiries.....................  Contacting Security Benefit

  8.   Annuity Period....................  Annuity Period; General Annuity
                                           Options; Option 1; Option 2;
                                           Option 3; Option 4; Option 5;
                                           Selection of an Option

  9.   Death Benefit.....................  Death Benefit

 10.   Purchases and
       Contract Value

       (a) Purchases.....................  The Contract; General; Application
                                           for a Contract; Purchase Payments;
                                           Dollar Cost Averaging Option

       (b) Valuation.....................  Contract Value; Determination of
                                           Contract Value; Transfers of Contract
                                           Value; Interest

       (c) Daily Calculation.............  Determination of Contract Value

       (d) Underwriter...................  Security Benefit Life
                                           Insurance Company

 11.   Redemptions

       (a) - By Owners...................  Full and Partial Withdrawals;
                                           Systematic Withdrawals;
                                           Loans; Payments from the Separate
                                           Account; Payments from the Fixed
                                           Account; Restrictions on Withdrawals
                                           from Qualified Plans

           - By Annuitant................  Annuity Options

       (b) Texas ORP.....................  N/A

       (c) Check Delay...................  N/A

       (d) Lapse.........................  Full and Partial Withdrawals

       (e) Free Look.....................  Free-Look Right

 12.   Taxes.............................  Federal Tax Matters; Introduction;
                                           Tax Status of Security Benefit and
                                           the Separate Account; General;
                                           Diversification Standards; Taxation
                                           of Annuities in General -- Non-
                                           Qualified Plans; Surrenders or
                                           Withdrawals Prior to the Annuity
                                           Start Date; Surrenders or Withdrawals
                                           on or after Annuity Start Date;
                                           Penalty Tax on Certain Surrenders and
                                           Withdrawals; Additional
                                           Considerations; Distribution-at-Death
                                           Rules; Gift of Annuity Contracts;
                                           Contracts Owned by Non-Natural
                                           Persons; Multiple Contract Rule;
                                           Qualified Plans

13.    Legal Proceedings.................  N/A

14.    Table of Contents for
       the Statement of
       Additional Information............  Statement of Additional Information


                                     PART B

ITEM OF FORM N-4                           STATEMENT OF ADDITIONAL
                                           INFORMATION CAPTION

15.    Cover Page........................  Cover Page

16.    Table of Contents.................  Table of Contents

17.    General Information
       and History.......................  N/A

18.    Services

       (a) Fees and Expenses
           of Registrant.................  N/A

       (b) Management Contracts..........  N/A

       (c) Custodian.....................  N/A

           Independent Public
           Accountant....................  Experts

       (d) Assets of Registrant..........  N/A

       (e) Affiliated Persons............  N/A

       (f) Principal Underwriter.........  N/A

19.    Purchase of Securities
       Being Offered.....................  Distribution of the Contract

20.    Underwriters......................  Distribution of the Contract

21.    Calculation of
       Performance Data..................  Performance Information

22.    Annuity Payments..................  N/A

23.    Financial Statements..............  Financial Statements

PARKSTONE VARIABLE ANNUITY

PROSPECTUS

APRIL 30, 1997



[SBG LOGO]

                           PARKSTONE VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

                                   ISSUED BY:
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-355-4555


                                MAILING ADDRESS:
                      PARKSTONE CUSTOMER SERVICE DEPARTMENT
                              157 S. KALAMAZOO MALL
                                 P.O. BOX 50551
                         KALAMAZOO, MICHIGAN 49005-0551


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     This Prospectus describes Parkstone Variable Annuity -- an individual flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") or in connection with a retirement plan qualified under
Section  401,  403(b),  408, or 457 of the  Internal  Revenue  Code  ("Qualified
Plan"). Two types of the Contract are offered: one for individuals (the "Individual Contracts") and one for trusts and customers of financial institutions' trust departments (the "Trust Contracts"). The Contract is designed to give Contractowners flexibility in planning for retirement and other financial goals.

     During the Accumulation Period, the Contract provides for the accumulation of a Contractowner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for annuity payments on either a variable basis, a fixed basis, or both to begin on a future date. The minimum initial purchase payment is $5,000 ($50 if made pursuant to an Automatic Investment Program) to purchase an Individual Contract in connection with a Non-Qualified Plan, $2,000 ($50 if made pursuant to an Automatic Investment Program) to purchase an Individual Contract in connection with a Qualified Plan and $50,000 to purchase a Trust Contract. Subsequent purchase payments are flexible, though they must be for at least $2,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract or $5,000 for a Trust Contract. Purchase payments may be allocated at the Contractowner's discretion to one or more of the Subaccounts that comprise a separate account of Security Benefit called the Parkstone Variable Annuity Account (the "Separate Account"), or to the Fixed Account of Security Benefit. The Subaccounts invest in one or more of the corresponding portfolios ("Funds") of the Parkstone Advantage Fund (the "Mutual Fund"), which currently consists of five Funds: (1) Prime Obligations Fund, (2) Bond Fund, (3) Equity Fund, (4) Small Capitalization Fund, and (5) International Discovery Fund. The Contract Value in the Fixed Account will accrue interest at rates that are paid by Security Benefit as described in "The Fixed Account" on page 22.

     The Contract Value in the Subaccounts under a Contract will vary based on investment performance of the Subaccounts to which the Contract Value is allocated. No minimum amount of Contract Value is guaranteed.

     A Contract may be returned according to the terms of its Free-Look Right (see "Free-Look Right," page 17).


     This Prospectus concisely sets forth information about the Contract and the Separate Account that a prospective investor should know before investing. Certain additional information is contained in a "Statement of Additional Information," dated April 30, 1997, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing Security Benefit at 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling 1-800-355-4555. The table of contents of the Statement of Additional Information is set forth on page 33 of this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PARKSTONE ADVANTAGE FUND. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

     THE CONTRACT INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DATE: APRIL 30, 1997

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS................................................................   5

SUMMARY....................................................................   6
  Purpose of the Contract..................................................   6
  The Separate Account and the Mutual Fund.................................   6
  Fixed Account............................................................   6
  Purchase Payments........................................................   6
  Contract Benefits........................................................   6
  Free-Look Right..........................................................   6
  Charges and Deductions...................................................   6
    Contingent Deferred Sales Charge.......................................   7
    Mortality and Expense Risk Charge......................................   7
    Administrative Charge..................................................   7
    Maintenance Fee........................................................   7
    Premium Tax Charge.....................................................   7
    Other Expenses.........................................................   7
  Contacting Security Benefit..............................................   7

EXPENSE TABLE..............................................................   8
  Contractual Expenses.....................................................   8
  Separate Account Annual Expenses.........................................   8
  Annual Mutual Fund Expenses After Expense Limitation.....................   8

CONDENSED FINANCIAL INFORMATION............................................   9

INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT,
     AND THE MUTUAL FUND...................................................  12
  Security Benefit Life Insurance Company..................................  12
  Separate Account.........................................................  12
  The Parkstone Advantage Fund.............................................  12
    Prime Obligations Fund.................................................  12
    Bond Fund..............................................................  12
    Equity Fund............................................................  12
    International Discovery Fund...........................................  12
    Small Capitalization Fund..............................................  13
  The Investment Adviser...................................................  13

THE CONTRACT...............................................................  13
  General..................................................................  13
  Application for a Contract...............................................  13
  Purchase Payments........................................................  13
  Allocation of Purchase Payments..........................................  14
  Dollar Cost Averaging Option.............................................  14
  Asset Reallocation Option................................................  15
  Transfers of Contract Value..............................................  15
  Contract Value...........................................................  15
  Determination of Contract Value..........................................  16
  Full and Partial Withdrawals.............................................  16
  Systematic Withdrawals...................................................  17
  Free-Look Right..........................................................  17
  Death Benefit............................................................  17

CHARGES AND DEDUCTIONS.....................................................  18
  Contingent Deferred Sales Charge.........................................  18
  Mortality and Expense Risk Charge........................................  19
  Administrative Charge....................................................  19
  Maintenance Fee..........................................................  19
  Premium Tax Charge.......................................................  20
  Other Charges............................................................  20
  Variations in Charges....................................................  20
  Guarantee of Certain Charges.............................................  20
  Mutual Fund Expenses.....................................................  20

                                                                            Page

ANNUITY PERIOD.............................................................  20
  General..................................................................  20
  Annuity Options..........................................................  21
    Option 1--Life Income..................................................  21
    Option 2--Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years  21
    Option 3--Life with Installment Refund Option..........................  21
    Option 4--Joint and Last Survivor......................................  21
    Option 5--Payments for a Specified Period..............................  21
    Option 6--Payments of a Specified Amount...............................  21
    Selection of an Option.................................................  21

THE FIXED ACCOUNT..........................................................  22
  Interest.................................................................  22
  Death Benefit............................................................  22
  Contract Charges.........................................................  22
  Transfers and Withdrawals................................................  22
  Payments from the Fixed Account..........................................  23


MORE ABOUT THE CONTRACT....................................................  23
  Ownership................................................................  23
    Joint Owners...........................................................  23
  Designation and Change of Beneficiary....................................  23
  Participating............................................................  23
  Payments from the Separate Account.......................................  23
  Proof of Age and Survival................................................  23
  Misstatements............................................................  23
  Loans....................................................................  23
  Restrictions on Withdrawals from Qualified Plans.........................  24
  Restrictions on Withdrawals from 403(b) Programs.........................  24


FEDERAL TAX MATTERS........................................................  25
  Introduction.............................................................  25
  Tax Status of Security Benefit and the Separate Account..................  25
    General................................................................  25
    Charge for Security Benefit Taxes......................................  25
    Diversification Standards..............................................  26
  Taxation of Annuities in General--Non-Qualified Plans....................  26
    Surrenders or Withdrawals Prior to the Annuity Start Date..............  26
    Surrenders or Withdrawals on or after Annuity Start Date...............  26
    Penalty Tax on Certain Surrenders and Withdrawals......................  26
  Additional Considerations................................................  27
    Distribution-at-Death Rules............................................  27
    Gift of Annuity Contracts..............................................  27
    Contracts Owned by Non-Natural Persons.................................  27
    Multiple Contract Rule.................................................  27
  Qualified Plans..........................................................  28
    Section 401............................................................  28
    Section 403(b).........................................................  29
    Section 408............................................................  29
    Section 457............................................................  29
    Tax Penalties..........................................................  30
    Withholding............................................................  30

OTHER INFORMATION..........................................................  30
  Voting of Mutual Fund Shares.............................................  30
  Substitution of Investments..............................................  31
  Changes to Comply with Law and Amendments................................  31
  Reports to Owners........................................................  31
  Telephone Transfer Privileges............................................  32
  Legal Proceedings........................................................  32
  Legal Matters............................................................  32

                                                                            Page

PERFORMANCE INFORMATION....................................................  32

ADDITIONAL INFORMATION.....................................................  33
  Registration Statement...................................................  33
  Financial Statements.....................................................  33

STATEMENT OF ADDITIONAL INFORMATION........................................  33


THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS
OFFERING  OTHER  THAN  AS  CONTAINED  IN THIS  PROSPECTUS  OR THE  STATEMENT  OF
ADDITIONAL INFORMATION, THE MUTUAL FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE MUTUAL FUND, OR ANY SUPPLEMENT THERETO.

DEFINITIONS

Various terms commonly used in this Prospectus are defined as follows:

     ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

     ACCUMULATION UNIT -- A unit of measure used to calculate the value of a Contractowner's interest in a Subaccount during the Accumulation Period.

     ANNUITANT -- The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

     ANNUITY -- A series of periodic income payments made by Security Benefit to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

     ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

     ANNUITY PERIOD -- The period during which annuity payments are made.

     ANNUITY START DATE -- The date when annuity payments are to begin.

     AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from the owner's checking account on the 7th, 14th, 21st or 28th day of each month, or a salary reduction arrangement.

     CONTRACT DATE -- The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

     CONTRACT DEBT -- The unpaid loan balance including accrued loan interest.

     CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

     CONTRACT VALUE -- The total value of the amounts in a Contract allocated to the Subaccounts of the Separate Account and the Fixed Account as well as any amount set aside in the Fixed Account to secure loans as of any Valuation Date.

     CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

     DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner during the Accumulation Period is the first person on the following list who is alive on the date of the Owner's death: the Beneficiary; the Contingent Beneficiary; the Joint Owner; the Annuitant; or if none of the above are alive, the Owner's Estate.

     FIXED ACCOUNT -- An account that is part of Security Benefit's General Account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3.5 percent) declared by Security Benefit periodically at its discretion.

     GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other separate account of Security Benefit.


     FULL WITHDRAWAL VALUE -- The amount a Contractowner may receive upon full withdrawal of the Contract, which is equal to Contract Value less any unpaid maintenance fee, any applicable contingent deferred sales charge, and any Contract Debt.


     HOME OFFICE -- The Annuity Administration Department at Security Benefit's office at 700 Harrison Street, Topeka, Kansas 66636.

     MUTUAL FUND -- The Parkstone Advantage Fund. The Mutual Fund is a diversified, open-end management investment company commonly referred to as a mutual fund.

     PURCHASE PAYMENT -- The amounts paid to Security Benefit as consideration for the Contract.

     SEPARATE ACCOUNT -- The Parkstone Variable Annuity Account. A separate account of Security Benefit that consists of accounts, referred to as Subaccounts, each of which invests in a separate Fund of the Parkstone Advantage Fund.

     SUBACCOUNT -- A Subaccount of the Separate Account of Security Benefit to which the Contract Value under the Contract may be allocated for variable accumulation. Currently, five Subaccounts are available under the Contract.

     VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.


     VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. A Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

SUMMARY


     This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," page 22 and in the Contract.


PURPOSE OF THE  CONTRACT

     The individual flexible purchase payment deferred variable annuity contract ("Contract") described in this Prospectus is designed to give Contractowners flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner can pursue various allocation options by allocating purchase payments to the Subaccounts of the Separate Account or to the Fixed Account. See "The Contract," page 13. The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for an individual in connection with a retirement plan qualified under Section 401, 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE SEPARATE ACCOUNT AND THE MUTUAL FUND

     Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account," page 12. The Separate Account is currently divided into five accounts referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund of the Mutual Fund. The Funds of the Mutual Fund, each of which has a different investment objective or objectives, are as follows: Prime Obligations Fund, Bond Fund, Equity Fund, Small Capitalization Fund, and International Discovery Fund. See "The Parkstone Advantage Fund," page 12. Amounts held in a Subaccount will increase or decrease in dollar value depending on the investment performance of the corresponding Fund of the Mutual Fund in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount of the Separate Account.

FIXED ACCOUNT


     Purchase payments designated to accumulate on a fixed basis may be allocated to the Fixed Account, which is part of Security Benefit's General Account. Amounts allocated to the Fixed Account earn interest at rates determined at the discretion of Security Benefit and that are guaranteed to be at least an effective annual rate of 3.5 percent. See "The Fixed Account," page 22.


PURCHASE  PAYMENTS

     The minimum initial purchase payment is $5,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract issued in connection with a Non-Qualified Plan, $2,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract issued in connection with a Qualified Plan and $50,000 for a Trust Contract. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $2,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract or $5,000 for a Trust Contract.

CONTRACT  BENEFITS

     During the Accumulation Period, Contract Value may be transferred by the Contractowner among the Subaccounts of the Separate Account and to and from the Fixed Account, subject to certain restrictions as described in "Transfers of Contract Value,"on page 15. At any time before the Annuit Start Date, a Contract may be surrendered for its Full Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value. Full and partial withdrawals, including systematic withdrawals, from Individual Contracts may result in the deduction of a contingent deferred sales charge. See "Full and Partial Withdrawals,"on page 16 and "Systematic Withdrawals,"on page 17 for more information, including the possible charges and tax consequences associated with full and partial withdrawals.


     The Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. See "Death Benefit," on page 17 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Payments under the fixed Annuity Options will be guaranteed by Securit Benefit. See "Annuity Period," on page 20.


FREE-LOOK  RIGHT


     An Owner may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Owner receives th Contract. In this event, Security Benefit will refund to the Owner purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from the Subaccounts. Security Benefit will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances where it is required to do so.


CHARGES AND DEDUCTIONS

     Security Benefit does not make any deductions for sales load from purchase payments before allocating them to the

Contract Value. Certain charges will be deducted in connection with the Contract.

CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (which may also be referred to as a withdrawal charge) may be assessed by Security Benefit on a full or partial withdrawal, including a systematic withdrawal, from an Individual Contract during the Accumulation Period to the extent the amount withdrawn is attributable to purchase payments made. During the first Contract Year, the withdrawal charge applies against any withdrawal, to the extent the amount withdrawn is attributable to purchase payments made. After the first Contract Year, the withdrawal charge will be waived on the first withdrawal in a Contract Year to the extent that such withdrawal does not exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the withdrawal ("Free Withdrawal Privilege"). If a second or subsequent withdrawal in the same Contract Year is made, a withdrawal charge may be assessed on the entire amount withdrawn. The withdrawal charge will be waived on systematic withdrawals to the extent that systematic withdrawals during the Contract Year do not exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the first systematic withdrawal in any Contract Year. If a partial withdrawal and a systematic withdrawal are taken in the same Contract Year, the Free Withdrawal Privilege will apply to the partial withdrawal only if it occurs earlier than the first systematic withdrawal in that Contract Year. The amount of the withdrawal charge will depend upon the number of years that a purchase payment has remained credited under the Contract, as follows:

            AGE OF PURCHASE               WITHDRAWAL
            PAYMENT IN YEARS                CHARGE

                   1                          5%
                   2                          5%
                   3                          5%
                   4                          5%
                   5                          4%
                   6                          3%
                   7                          2%
                   8                          0%

     In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 5 percent of the purchase payments paid under a Contract. This charge is not assessed upon a full or partial withdrawal from a Trust Contract. See "Contingent Deferred Sales Charge," on page 18.

MORTALITY AND EXPENSE RISK CHARGE

     Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25 percent of each Subaccount's average daily net assets that fund the Individual Contracts and
0.65 percent of each Subaccount's average daily net assets that fund the Trust Contracts. See "Mortality and Expense Risk Charge," on page 19.

     ADMINISTRATIVE  CHARGE


     Security Benefit deducts a daily administrative charge equal to an annual rate of 0.15 percent of each Subaccount's average daily net assets that fund the Individual Contracts and 0.05 percent of each Subaccount's average daily net assets that fund the Trust Contracts. See "Administrative Charge," on page 19.


MAINTENANCE FEE

     An annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Individual Contracts. This charge is not deducted after the Annuity Start Date if one of Annuity Options 1 through 4 is selected, nor in connection with the Trust Contracts. This charge is prorated upon annuitization under one of the Annuity Options 1 through 4 or a full withdrawal. See "Maintenance Fee," on page 19.

PREMIUM TAX CHARGE

     Security Benefit assesses a premium tax charge to reimburse itself for any premium taxes that it incurs. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by Security Benefit and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by Security Benefit and is not refundable. Security Benefit reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0 percent to 3.5 percent. See "Premium Tax Charge," on page 20.

     OTHER EXPENSES

     The operating expenses of the Separate Account are paid by Security Benefit. Investment advisory fees and operating expenses of the Mutual Fund are paid by the Mutual Fund. For a description of these charges and expenses, see the Prospectus for the Mutual Fund.

     CONTACTING  SECURITY  BENEFIT


     All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to Parkstone Customer Service Department, 157 S. Kalamazoo Mall, P.O. Box 50551, Kalamazoo, Michigan 49005-0551.

                                  EXPENSE TABLE

     The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners of the Contracts with Contract Value allocated to the Subaccounts. The table reflects contractual charges, expenses of the Separate Account, and charges and expenses of the Mutual Fund. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," on page 20. The information contained in the table is not generally applicable to amounts allocated to the Fixed Account (although certain contractual charges also apply to this Account). For a complete description of a Contract's costs and expenses, see "Charges and Deductions," on page 18. For a more complete description of the Mutual Fund's costs and expenses, see the Parkstone Advantage Fund Prospectus, which accompanies this Prospectus.

CONTRACTUAL  EXPENSES

Sales  load  on  purchase payments...................................       None

  Contingent deferred sales charge (as a percentage of amounts withdrawn attributable to purchase payments that have remained credited under the Contract for the following number of years).(1)

  Age of Purchase Payment                                                 Charge
      Year 1.........................................................        5%
      Year 2.........................................................        5%
      Year 3.........................................................        5%
      Year 4.........................................................        5%
      Year 5.........................................................        4%
      Year 6.........................................................        3%
      Year 7.........................................................        2%
      Year 8 and over................................................      None
Transfer Fee (per transfer)(2).......................................      None
Maintenance Fee (per year)(3)........................................       $30

SEPARATE ACCOUNT ANNUAL EXPENSES

Annual Mortality and Expense Risk Charge (as a percentage of each
Subaccount's average daily net assets)
     Individual Contracts............................................     1.25%
     Trust Contracts.................................................     0.65%
Annual Administrative Charge (as a percentage of each Subaccount's average daily net assets)
     Individual Contracts............................................     0.15%
     Trust Contracts.................................................     0.05%

Total Separate Account Annual Expenses
     Individual Contracts............................................     1.40%
     Trust Contracts.................................................     0.70%


ANNUAL MUTUAL FUND EXPENSES AFTER EXPENSE LIMITATION (AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS)
                                     ADVISORY         OTHER         MUTUAL FUND
                                       FEE        EXPENSES TOTAL      EXPENSES
Prime Obligations Fund                0.40%            0.61%            1.01%
Bond Fund                             0.74%            0.55%            1.29%
Equity Fund                           1.00%            0.42%            1.42%
Small Capitalization Fund             1.00%            0.40%            1.40%
International Discovery Fund          1.25%            0.75%            2.00%

1. The withdrawal charge will be waived after the first Contract Year, on the first withdrawal in a Contract Year to the extent that such withdrawal does not exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the withdrawal. The withdrawal charge will also be waived on systematic withdrawals that do not in any Contract Year exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the first systematic withdrawal in such Contract Year. If a partial withdrawal and a systematic withdrawal are taken in the same Contract Year, the Free Withdrawal Privilege will apply to the partial withdrawal only if it occurs earlier than the first systematic withdrawal in that Contract Year. The withdrawal charge is not assessed by Security Benefit on withdrawals from a Trust Contract. When added to the withdrawal charges assessed on prior withdrawals, the total withdrawal charge will never exceed 5 percent of total purchase payments.

2. The first 12 transfers in a calendar year are without charge; for any additional transfers in a calendar year, a charge of $25 is imposed.

3.  The maintenance fee is not deducted from the Trust Contracts.

EXAMPLES

     Different examples are presented below that show expenses that a Contractowner would pay at the end of one, three, five or ten years if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or
(3) not surrendered or annuitized. Each example shows expenses based upon allocation to each of the Subaccounts, and different expense figures are presented to reflect the different expenses imposed under the Individual and the Trust Contracts.

     The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5 percent return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

INDIVIDUAL CONTRACTS

Example One -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if an individual Contract is SURRENDERED at the end of one, three, five or ten years:


                                      1 YEAR     3 YEARS      5 YEARS   10 YEARS
                                      ------     -------      -------   --------
Prime Obligations Subaccount........   $75         $125         $172       $281
Bond Subaccount.....................    78          133          185        308
Equity Subaccount...................    79          137          192        320
Small Capitalization Subaccount.....    79          137          191        319
International Discovery Subaccount..    85          153          219        374


Example Two -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if an individual
Contract is ANNUITIZED OR NOT SURRENDERED OR ANNUITIZED at the end of one, three, five or ten years:


                                      1 YEAR     3 YEARS    5 YEARS     10 YEARS
                                      ------     -------    -------     --------
Prime Obligations Subaccount........   $25         $ 77       $132         $281
Bond Subaccount.....................    28           85        145          308
Equity Subaccount...................    29           89        152          320
Small Capitalization Subaccount.....    29           89        151          319
International Discovery Subaccount..    35          106        180          374


TRUST CONTRACTS

Example One -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if a Trust Contract is SURRENDERED, ANNUITIZED OR NOT SURRENDERED OR ANNUITIZED at the end of one, three, five or ten years:


                                      1 YEAR      3 YEARS     5 YEARS   10 YEARS
                                      ------      -------     -------   --------
Prime Obligations Subaccount........   $17         $  54       $  93       $202
Bond Subaccount.....................    20            62         107        232
Equity Subaccount...................    22            66         114        245
Small Capitalization Subaccount.....    21            66         113        243
International Discovery Subaccount..    27            84         143        303


                         CONDENSED FINANCIAL INFORMATION


The following condensed financial information presents accumulation unit values for the period of September 24, 1993 through December 31, 1993, and for the years ended December 31, 1994, 1995 and 1996, as well as ending accumulation units outstanding for Qualified and Non-Qualified Contracts under each of the Parkstone Subaccounts.


                                                            SMALL        INTER-
                         PRIME                             CAPITAL-    NATIONAL
QUALIFIED INDIVIDUAL  OBLIGATIONS    BOND      EQUITY      IZATION     DISCOVERY
CONTRACTS 1993         SUBACCOUNT SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
Accumulation
unit value:
  Beginning of period...$10.00      $10.00      $10.00      $10.00       $10.00
  End of period.........$10.06      $ 9.93      $10.14      $10.96       $10.31
Accumulation units:
  Outstanding at the
   end of period........ 1,803      59,497      82,266      29,606       42,792

                                                            SMALL        INTER-
                         PRIME                             CAPITAL-    NATIONAL
NON-QUALIFIED         OBLIGATIONS    BOND       EQUITY     IZATION     DISCOVERY
INDIVIDUAL             SUBACCOUNT  SUBACCOUNT  SUBACCOUNT SUBACCOUNT  SUBACCOUNT
CONTRACTS 1993
Accumulation unit value:
  Beginning of period...$10.00      $10.00       $10.00     $10.00       $10.00
  End of period.........$10.06     $  9.93       $10.14     $10.97       $10.32
Accumulation units:
  Outstanding at the
  end of period.........   249      63,777      100,971     39,841       69,637

QUALIFIED INDIVIDUAL
CONTRACTS 1994
Accumulation unit value:
  Beginning of period...$10.06       $9.93       $10.14     $10.96       $10.31
  End of period.........$10.15       $9.27       $ 9.48     $11.38       $ 9.48
Accumulation units:
  Outstanding at the
  end of period.........10,179     142,399      349,421    197,216      212,431

NON-QUALIFIED
INDIVIDUAL
CONTRACTS 1994
Accumulation unit value:
  Beginning of period...$10.06       $9.93       $10.14     $10.97       $10.32
  End of period.........$10.15       $9.27       $ 9.48     $11.39       $ 9.49
Accumulation units:
  Outstanding at the
  end of period.........7,394      150,102      401,802    241,214      274,880

NON-QUALIFIED TRUST
CONTRACTS 1994
Accumulation unit value:
  Beginning of period1... --         $9.56        $9.53     $ 9.87       $10.26
  End of period.......... --         $9.40        $9.62     $11.55       $ 9.61
Accumulation units:
  Outstanding at the
  end of period.......... --         5,230        5,247      5,066        9,622

QUALIFIED INDIVIDUAL
CONTRACTS 1995
Accumulation unit value:
  Beginning of period...$10.15      $ 9.27       $ 9.48     $11.38       $ 9.48
  End of period.........$10.43      $10.69       $12.07     $15.23       $10.26
Accumulation units:
  Outstanding at the
  end of period.........30,458     180,100      463,460    279,611      266,963

NON-QUALIFIED
INDIVIDUAL
CONTRACTS 1995
Accumulation unit value:
  Beginning of period...$10.15      $ 9.27       $ 9.48     $11.39       $ 9.49
  End of period.........$10.44      $10.69       $12.06     $15.24       $10.27
Accumulation units:
  Outstanding at the
  end of period.........33,310     189,674      528,394    350,469      333,873

                                                             SMALL      INTER-
                        PRIME                               CAPITAL-   NATIONAL
                      OBLIGATIONS    BOND        EQUITY     IZATION    DISCOVERY
NON-QUALIFIED TRUST   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
CONTRACTS 1995
Accumulation unit value:
  Beginning of period1..$10.00      $ 9.40       $ 9.62      $11.55      $ 9.61
  End of period.........$10.17      $10.92       $12.32      $15.57      $10.47
Accumulation units:
  Outstanding at the
  end of period.........13,728      55,111       42,810      24,824      17,264


QUALIFIED INDIVIDUAL
CONTRACTS 1996
Accumulation unit value:
  Beginning of period...$10.43      $10.69       $12.07      $15.23      $10.26
  End of period.........$10.75      $10.73       $13.96      $19.47      $11.68
Accumulation units:
  Outstanding at the
  end of period.........28,738     256,081      599,163     395,660     328,773

NON-QUALIFIED
INDIVIDUAL
CONTRACTS 1996
Accumulation unit value:
  Beginning of period...$10.44      $10.69       $12.06      $15.24      $10.27
  End of period.........$10.75      $10.73       $13.96      $19.47      $11.68
Accumulation units:
  Outstanding at the
  end of period.........69,773     359,239      792,396     566,484     520,466

NON-QUALIFIED TRUST
CONTRACTS 1996
Accumulation unit value:
  Beginning of period...$10.17      $10.92       $12.32      $15.57      $10.47
  End of period.........$10.54      $11.04       $14.36      $20.05      $12.00
Accumulation units:
  Outstanding at the
  end of period.........26,074      68,266       51,044      22,763      28,057

QUALIFIED TRUST
CONTRACTS 1996
Accumulation unit value:
  Beginning of period...$10.00      $10.06       $14.44      $20.55      $11.48
  End of period.........$10.18      $10.31       $14.54      $20.28      $12.17
Accumulation units:
  Outstanding at the
  end of period......... 2,306      16,153       66,424      52,123      51,774

1. The International Discovery Subaccount under the Non-Qualified Trust Contracts did not begin operations until May 17, 1994; the Bond, Equity and Small Capitalization Subaccounts under the Non-Qualified Trust Contracts did not begin operations until August 18, 1994; and the Prime Obligations Subaccount under the Non-Qualified Trust Contracts did not begin operations until July 11, 1995.

2. The Prime Obligations Subaccount under the Qualified Trust Contracts did not begin operations until May 22, 1996; the Equity, Small Capitalization and International Discovery Subaccounts under the Qualified Trust Contracts did not begin operations until May 29, 1996; and the Bond Subaccount under the Qualified Trust Contracts did not begin operations until September 25, 1996.

                      INFORMATION ABOUT SECURITY BENEFIT,
                   THE SEPARATE ACCOUNT, AND THE MUTUAL FUND

SECURITY BENEFIT LIFE INSURANCE COMPANY

     Security Benefit is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


     Security Benefit offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1996, Security Benefit had over $15.5 billion of life insurance in force and total assets of approximately $5.5 billion. Together with its subsidiaries, Security Benefit has total funds under management of over $6.6 billion.

     The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security
Benefit Group, Inc., a financial services holding company wholly owned by Security Benefit.


SEPARATE  ACCOUNT

     The Separate Account was established by Security Benefit on February 22, 1993, under procedures established under Kansas law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of Security Benefit. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that Security Benefit conducts. Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Security Benefit may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

     The Separate Account is currently divided into five Subaccounts. Each Subaccount invests exclusively in shares of a specific Fund of the Mutual Fund. Security Benefit may in the future establish additional Subaccounts of the Separate Account, which may invest in other Funds of the Mutual Fund or in other securities, mutual funds, or investment vehicles.

     The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of Security Benefit.

THE PARKSTONE ADVANTAGE FUND

     The Parkstone Advantage Fund (the "Mutual Fund") is a diversified, open-end management investment company of the series type. The Mutual Fund is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Mutual Fund. The Mutual Fund currently has five separate portfolios ("Funds"), each of which pursues different investment objectives and policies. Shares of the Mutual Fund are currently offered only for purchase by Subaccounts of Security Benefit to serve as an investment medium for the Contracts.

     A summary of the investment objective of each Fund of the Mutual Fund is described below. There can be no assurance that any Fund will achieve its objective. More detailed information is contained in the accompanying prospectus of the Mutual Fund, including information on the risks associated with the investments and investment techniques of each Fund.

THE MUTUAL FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

PRIME OBLIGATIONS FUND

     The investment objective of the Prime Obligations Fund is to seek current income with liquidity and stability of principal. The Prime Obligations Fund attempts to achieve this objective by investing at least 95 percent of its total assets, measured at the time of investment, in the highest quality money market instruments.

BOND FUND

     The investment objective of the Bond Fund is to seek current income as well as preservation of capital. The Bond Fund seeks this objective by investing in a portfolio of high and medium quality fixed income securities.

EQUITY FUND

     The investment objective of the Equity Fund is to seek growth of capital. The Equity Fund seeks to achieve this objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal market conditions, the Equity Fund will invest at least 80 percent of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by its investment adviser to be characterized by sound management and the ability to finance expected long-term growth.

INTERNATIONAL DISCOVERY FUND

     The investment objective of the International Discovery Fund is long-term growth of capital. The International

Discovery Fund seeks to achieve this objective primarily through investment in an internationally diversified portfolio of equity securities.

SMALL CAPITALIZATION FUND

     The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Small Capitalization Fund anticipates investing in dynamic, small- to medium-sized companies that exhibit outstanding potential for superior growth.

THE INVESTMENT ADVISER

     First of America Investment  Corporation  ("First of America"),  located at
303  North  Rose  Street,  Suite  500,  Kalamazoo,  Michigan  49007,  serves  as
Investment Adviser to each Fund of the Mutual Fund. First of America is registered with the SEC as an investment adviser. First of America formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objective, policies, and restrictions of each Fund, except the International Discovery Fund, and is responsible for the day-to-day decisions to buy and sell securities for these Funds. For the International Discovery Fund, the Investment Adviser has entered into a subinvestment advisory agreement with Gulfstream Global Investors, Ltd., 300 Crescent Court, Suite 1605, Dallas, Texas 75201 ("Gulfstream") to serve as Sub-Adviser subject to the direction and control of the Mutual Fund's Board of Trustees. First of America is holding a forty-nine (49) percent interest in Gulfstream with options which would under certain circumstances permit it to acquire up to a seventy-two (72) percent interest.

THE CONTRACT

GENERAL

     The Contract offered by this Prospectus is an individual flexible purchase payment deferred variable annuity that is issued by Security Benefit. To the extent  that  all  or a  portion  of  purchase  payments  are  allocated  to the
Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than Security Benefit. Upon the maturity of a Contract, the Contract provides several Annuity Options on a variable basis, a fixed basis or both, under which Security Benefit will pay periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which purchase payments have been allocated.

     The Contract is available for purchase as a non-tax qualified retirement plan ("Non-Qualified Plan") by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 403(b), 408, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 and Keogh plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

     Any person wishing to purchase a Contract may submit an application and an initial purchase payment to Security Benefit, as well as any other form or information that Security Benefit may require. Security Benefit reserves the right to reject an application or purchase payment for any reason, subject to Security Benefit's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.


     The maximum age of an Owner for which a Contract will be issued is 80 (in Florida, 75). If there are Joint Owners, the maximum issue age will be determined by reference to the older Owner.


PURCHASE PAYMENTS

     The minimum initial purchase payment for the purchase of an Individual Contract is $5,000 ($50 if made pursuant to an Automatic Investment Program) in connection with a Non-Qualified Plan or $2,000 ($50 if made pursuant to an Automatic Investment Program) in connection with a Qualified Plan and for the purchase of a Trust Contract is $50,000. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment for an Individual Contract is $2,000 ($50 if made pursuant to an Automatic Investment Program) for both Non-Qualified and Qualified Plans or $5,000 for a Trust Contract. Security Benefit may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Any purchase payment exceeding $1 million will not be accepted without prior approval of Security Benefit.

     An initial purchase payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by Security Benefit at its Home Office if the purchase payment is preceded or accompanied by an application that contains sufficient information necessary to establish an account and properly credit such purchase payment. The application form will be provided by Security Benefit. If Security Benefit does not receive a complete application, Security Benefit will notify the applicant that Security Benefit does not have the necessary information to issue a Contract. If the necessary information is not provided to Security Benefit within five Valuation Dates after the Valuation Date on which Security Benefit first receives the initial purchase payment or if Security Benefit determines it cannot otherwise issue the Contract, Security Benefit will return the initial purchase payment to the applicant unless the applicant consents to Security Benefit retaining the purchase payment until the application is made complete.

     Subsequent purchase payments will be credited as of the end of the Valuation Period in which they are received by Security Benefit at its Home Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid monthly under an Automatic Investment Program.

ALLOCATION OF PURCHASE PAYMENTS

     In an application for a Contract, the Contractowner selects the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to the Contractowner's instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. Available allocation alternatives include the five Subaccounts and the Fixed Account.


     A Contractowner may change the purchase payment allocation instructions by submitting a proper written request to Security Benefit's Home Office. A proper change in allocation instructions will be effective upon receipt by Security Benefit at its Home Office and will continue in effect until subsequently changed. Changes in purchase payment allocation instructions may be made by telephone provided the Telephone Transfer section of the application or an Authorization for Telephone Transfers form is properly completed, signed, and filed at Security Benefit's Home Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. Such Contract Value, however, may be transferred among the Subaccounts of the Separate Account or the Fixed Account in the manner described in "Transfers of Contract Value," on page 15.


DOLLAR COST AVERAGING OPTION

     Security Benefit currently offers an option under which Contractowners may dollar cost average their allocations in the Subaccounts under the Contract by authorizing Security Benefit to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

     A Dollar Cost Averaging Request form is available upon request. On the form, the Contractowner must designate whether a specific dollar amount, percentage of Contract Value or earnings only are to be transferred, the Subaccount or Subaccounts to which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

     To elect the Dollar Cost Averaging Option, the Contract Value in the Subaccount from which the Dollar Cost Averaging transfers will be made must be at least $10,000. The Dollar Cost Averaging Request form will not be considered complete until the Contractowner's Contract Value in the Subaccount from which the transfers will be made is at least $10,000. After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Contract Value in amounts designated by the Contractowner from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts chosen by the Contractowner. The minimum amount that may be transferred to any one Subaccount is $25. Each transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not currently subject to any transfer charges that are imposed by Security Benefit on transfers, and such transfers are not currently included in the 12 transfers per year that are allowed free of charge as discussed below.

     A Contractowner may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless the Contractowner instructs otherwise. If a Contractowner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to Security Benefit's Home Office. The Subaccount from which transfers are to be made must meet the $10,000 minimum amount of Contract Value. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

     Contract Value may also be dollar cost averaged to or from the Fixed Account, provided that for transfers from the Fixed Account, the Fixed Account meets the minimum Contract Value of $10,000 and such transfers do not violate the restrictions on transfers as described in "The Fixed Account," on page 22 and "Loans" on page 23.

ASSET REALLOCATION OPTION

     Security Benefit currently offers an option under which Contractowners authorize Security Benefit to automatically transfer their Contract Value each quarter to maintain a particular percentage allocation among the Subaccounts as selected by the Contractowner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts each quarter to the allocation selected by the Contractowner. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

     To elect the Asset Reallocation Option, the Contract Value in the Contract must be at least $10,000 and an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. An Asset Reallocation Request form is available upon request. On the form, the Contractowner must indicate the applicable Subaccounts and the percentage of Contract Value to be reallocated on a quarterly basis to each Subaccount ("Asset Reallocation Program"). If the Asset Reallocation Option is elected, all Contract Value invested in the Subaccounts must be included in the Asset Reallocation Program.

     This option will result in the transfer of Contract Value to one or more of the Subaccounts on the date of Security Benefit's receipt of the Asset Reallocation Request in proper form and each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges that are imposed by Security Benefit on transfers, and such transfers are not currently included in the 12 transfers per year that are allowed free of charge as discussed below.

     A Contractowner may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Reallocation after it has been canceled, a new Asset Reallocation Request form must be completed and sent to Security Benefit's Home Office and the Contract Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

     Contract Value invested in the Fixed Account may be included in the Asset Reallocation Program, provided that transfers from the Fixed Account do not violate the restrictions on transfers as described in "The Fixed Account" on page 22 and "Loans" on page 23.

TRANSFERS OF CONTRACT VALUE

     During the Accumulation Period, Contract Value may be transferred among the Subaccounts by the Contractowner upon proper written request to Security Benefit's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging or Asset Reallocation Options) may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. The first 12 transfers in any calendar year are without charge; for any additional transfers in a calendar year, a charge of $25 is imposed. The charge will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the following order: Prime Obligations Subaccount, Bond Subaccount, Equity Subaccount, International Discovery Subaccount and Small Capitalization Subaccount and then from the Fixed Account. The Contract Value of each Account will be depleted before the next is charged. The minimum transfer amount is $500 ($50 under the Dollar Cost Averaging and Asset Reallocation Options), or the amount remaining in a given Subaccount.

     Contract Value may also be transferred from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account" on page 22 and "Loans" on page 23.

     Security Benefit reserves the right at a future date to limit the number, size and frequency of transfers, and to discontinue telephone transfers.

CONTRACT VALUE

     The Contract Value is the sum of the amounts under the Contract held in each Subaccount of the Separate Account and in the Fixed Account. On each Valuation Date, the portion of the Contract Value allocated to any particular

Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

     The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Contract Value has been allocated, payment of purchase payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Funds of the Mutual Fund. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Funds and any dividends or distributions declared by a Fund. Any dividends or distributions from any Fund of the Mutual Fund will be automatically reinvested in shares of the same Fund, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

     Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates purchase payments to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount at the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

     The Accumulation Unit value of each Subaccount's unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by dividing the value of each Subaccount's net assets by the number of Accumulation Units credited to the Subaccount on that date. Determination of the value of the net assets of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Fund of the Mutual Fund, (2) any dividends or distributions paid by the corresponding Fund, (3) the charges, if any, that may be assessed by Security Benefit for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and (5) the administrative charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

     A Contractowner may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by Security Benefit at its Home Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.


     The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by Security Benefit at its Home Office, less any maintenance fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by Security Benefit in accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $2,000, then Security Benefit reserves the right to treat the partial withdrawal as a request for a full withdrawal.


     The amount of a partial withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to Security Benefit. If a Contractowner does not specify the allocation, the withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account in the following order: Prime Obligations Subaccount, Bond Subaccount, Equity Subaccount, International Discovery Subaccount and Small Capitalization Subaccount and then from the Fixed Account. The value of each Account will be depleted before the next account is charged. A full or partial withdrawal from an Individual Contract, including a systematic withdrawal, may result in the deduction of a contingent deferred sales charge. See "Contingent Deferred Sales Charge," on page 18.

     A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse Security Benefit for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge," on page 20.


     A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions on Withdrawals from 403(b) Programs" on page 24. The tax consequences of a withdrawal under the Contract should be carefully considered, including the 10 percent penalty tax that may be imposed on withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters" on page 25.


SYSTEMATIC WITHDRAWALS

     Security Benefit currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Start Date by sending a properly completed Systematic Withdrawal Request form to Security Benefit at its Home Office. If a Contractowner so elects in the application, systematic withdrawals may be started immediately. If not so elected, systematic withdrawals will be available after the third annual Contract anniversary. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a Beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by Security Benefit at its Home Office at least 30 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

     Each systematic withdrawal must be at least $50. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Systematic withdrawals may be made without the imposition of a contingent deferred sales charge to the extent that the total amount of such withdrawals during any Contract Year does not exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the first such withdrawal in that Contract Year. Systematic withdrawals in excess of this amount will be subject to the contingent deferred sales charge. Systematic withdrawals without the imposition of a contingent deferred sales charge are not available in any Contract Year in which the Free Withdrawal Privilege, discussed below, is exercised. Any systematic withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Full Withdrawal Value to equal zero.

     Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner.

     Security Benefit may, at any time, change the minimum amount for any systematic withdrawals, impose or increase minimum remaining balances, limit the number and frequency of requests for modifying systematic withdrawals and impose a charge on systematic withdrawals.

FREE-LOOK RIGHT

     An Owner may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when the Owner receives the Contract. The returned Contract will then be deemed void and Security Benefit will refund any purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from the Subaccounts and premium taxes, if any. Security Benefit will refund purchase payments allocated to the Subaccounts rather than Contract Value in those states that require it to do so.

DEATH BENEFIT

     If the Owner dies during the Accumulation Period, Security Benefit will pay the death benefit proceeds to the Designated Beneficiary upon receipt, within six months of the date of the Owner's death, of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death.

     If the age of each Owner was 75 or younger on the date the Contract was issued, the death benefit will be the greater of (a) the aggregate purchase payments, less any reductions caused by previous withdrawals and any premium tax, (b) the Contract Value on the date due proof of death is received by Security Benefit at its Home Office, less any premium tax, or (c) the stepped-up death benefit. The stepped-up death benefit is: (a) the largest death benefit on any Contract anniversary that is both an exact multiple of seven and occurs prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable seventh year anniversary, and (c) less any reductions caused by previous withdrawals since the applicable seventh year anniversary and less premium taxes.


     If the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be the full withdrawal value. In Florida, the Contract is not available for issue if any Owner would be 76 or greater on the date of issue.


     The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options.

     For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner, or if the Designated Beneficiary is a natural person, that person can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

     For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

     If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death or if a new Annuitant is not named, Security Benefit will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Federal Tax Matters," on page 25 for a discussion of the tax consequences in the event of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE

     Security Benefit does not make any deduction for sales charges from purchase payments paid for an Individual Contract before allocating them to a Contractowner's Contract Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by Security Benefit on a full or partial withdrawal from an Individual Contract, to the extent the amount withdrawn is attributable to purchase payments made, depending upon the amount of time such withdrawal amounts have been held under the Individual Contract. During the first Contract Year, the withdrawal charge applies against the total amount withdrawn attributable to total purchase payments made. Each Contract Year thereafter, a withdrawal charge will not be assessed upon the first withdrawal in the Contract Year of up to 10 percent of the Contract Value, less any Contract Debt, as of the date of the withdrawal (the "Free Withdrawal Privilege"). If a full or partial withdrawal in excess of this 10 percent allowable amount is made, a withdrawal charge may be assessed on the amount withdrawn in excess of the 10 percent allowable amount. If a second or subsequent withdrawal, including a systematic withdrawal, is made in the same Contract Year, a withdrawal charge may be assessed on the entire amount withdrawn.

     For purposes of the charge, a withdrawal will be attributed first to purchase payments in the order they were received by Security Benefit and then will be attributed to earnings, even if the Contractowner elects to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which purchase payments were allocated. The amount of the charge will depend upon the number of years that the purchase payments to which the withdrawal is attributed have remained credited under the Contract, as follows:

         AGE OF PURCHASE                        WITHDRAWAL
        PAYMENT IN YEARS                          CHARGE

              1..................................   5%
              2..................................   5%
              3..................................   5%
              4..................................   5%
              5..................................   4%
              6..................................   3%
              7..................................   2%
              8..................................   0%

     For purposes of determining the age of the purchase payment, the purchase payment is considered age 1 in the year beginning on the date the purchase payment is received by Security Benefit and increases in age each year thereafter. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 5 percent of the purchase payments paid under a Contract. In addition, no charge will be imposed (1) upon payment of death benefit proceeds under the Contract (except Contracts for which the issue age of any Owner is older than age 75 or for which due proof of death and instructions regarding payment are not received within six months of the date of death), (2) upon total and permanent disability prior to age 65, or (3) upon annuitization. In addition, systematic withdrawals from the Contracts may be made without the imposition of the withdrawal charge, to the extent that the total amount of such systematic withdrawals during any Contract Year does not exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the first such withdrawal in that Contract Year. If a partial withdrawal and a systematic withdrawal are taken in the same Contract Year, the Free Withdrawal Privilege will apply to the partial withdrawal only if it occurs earlier than the first systematic withdrawal in that Contract Year. The withdrawal charge will be assessed against the Subaccounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated.

     The contingent deferred sales charge will be used to recover certain expenses relating to sales of the Contracts, including commissions and other promotional costs. The amount derived by Security Benefit from the contingent deferred sales charge is not expected to be sufficient to cover the promotional expenses in connection with the Contracts. To the extent that all promotional expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks.

     Security Benefit does not make any deduction for sales charges from purchase payments paid for a Trust Contract before allocating them under such a Contract, and no contingent deferred sales charge is assessed by Security Benefit on a full or partial withdrawal from a Trust Contract.

MORTALITY AND EXPENSE RISK CHARGE

     Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by Security Benefit under the Contracts. The charge under the Individual Contracts is equal to an annual rate of 1.25 percent of each Subaccount's average daily net assets that fund the Individual Contracts. This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering  the Individual  Contracts and in operating the  Subaccounts.  The
1.25 percent charge consists of approximately .65 percent for expense risk and .60 percent for mortality risk.

     The mortality and expense risk charge under the Trust Contracts is equal to an annual rate of .65 percent of each Subaccount's average daily net assets that fund the Trust Contracts. This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering the Trust Contracts and in operating the Separate Account. The .65 percent charge consists of approximately .05 percent for expense risk and .60 percent for mortality risk.

     The expense risk is the risk that Security Benefit's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by Security Benefit is the risk that Annuitants, as a group, will live longer than Security Benefit's actuarial tables predict. In this event, Security Benefit guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. Security Benefit also assumes a mortality risk in connection with the death benefit under the Contract.

     Security Benefit may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but Security Benefit may realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including any promotional expenses not covered by the contingent deferred sales charge.

ADMINISTRATIVE  CHARGE

     Security Benefit deducts a daily administrative charge equal to an annual rate of .15 percent of each Subaccount's average daily net assets that fund the Individual Contracts. For the Trust Contracts, the charge is equal to an annual rate of .05 percent of each Subaccount's average daily net assets that fund the Trust Contracts. The purpose of this charge is to reimburse Security Benefit for the expenses associated with administration of the Contracts and operation of the Subaccounts. Security Benefit does not expect to profit from this charge.

MAINTENANCE FEE

     An annual fee of $30 is deducted on each Contract anniversary to cover the costs of maintaining records for the Individual Contracts. The fee will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the following order: Prime Obligations Subaccount, Bond Subaccount, Equity Subaccount, International Discovery Subaccount and Small Capitalization Subaccount and then from the Fixed Account. The Contract Value of each Account will be depleted before the next is charged. This charge is not deducted after the Annuity Start Date if one of the first four Annuity Options is elected, nor in connection with the Trust Contracts. Upon annuitization under one of Annuity Options 1 through 4 or a full withdrawal, the charge will be prorated for the portion of the Contract Year prior to the Annuity Start Date or during which the Contract was in force. Security Benefit does not expect to profit from this charge.

PREMIUM TAX CHARGE

     Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and Security Benefit's status in a particular state. Security Benefit assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon annuitization, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. Security Benefit reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0 percent to 3.5 percent, but are subject to change by a governmental entity.

OTHER CHARGES


     Security Benefit may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by Security Benefit that are attributable to the Separate Account or the Subaccounts, or to the operations of Security Benefit with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes," page 25.


VARIATIONS IN CHARGES

     Security Benefit may reduce or waive the amount of the contingent deferred sales charge, administrative charge, and Contract maintenance fee for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment, the amounts of projected purchase payments, or that the Contract is sold in connection with a group or sponsored arrangement. Security Benefit may also reduce or waive the contingent deferred sales charge, administrative charge, and maintenance fee on Contracts sold to the directors or employees (and certain members of their families) of Security Benefit, First of America, or any of their respective affiliates or to trustees of the Mutual Fund. Security Benefit will only reduce or waive such charges and fees where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced.

GUARANTEE OF CERTAIN CHARGES

     Security Benefit guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.25 percent under the Individual Contracts and .65 percent under the Trust Contracts, the annual maintenance fee deducted from the Individual Contracts shall not exceed $30, and the administrative charge shall not exceed an annual rate of .15 percent under the Individual Contracts or .05 percent under the Trust Contracts.

MUTUAL FUND EXPENSES

     Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Fund of the Mutual Fund. Each Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Fund. The advisory fees and other expenses are more fully described in the Mutual Fund's prospectus.

ANNUITY PERIOD

GENERAL

     The   Contractowner   selects  the  Annuity  Start  Date  at  the  time  of
application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the later of the Annuitant's 85th birthday or the tenth annual Contract anniversary, although the terms of a Qualified Plan may require annuitization at an earlier age. If the Contractowner does not select an Annuity Start Date, the Annuity Start Date will be the Annuitant's 65th birthday. See "Selection of an Option," on page 21. If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.

     On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless the Owner directs otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to the Contractowner's Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any outstanding Contract Debt. If at the time an Annuity Option is elected, any withdrawals from the Contract would be subject to a withdrawal charge, then the Annuity Option elected must be for a period of seven years or longer.

     The Contracts provide for six optional annuity forms. Other Annuity Options may be available upon request at the discretion of Security Benefit. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, 3, and 4, the rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 5 and 6 as described below, age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 3.5 percent, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 120 months under Option 2.

     Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, Security Benefit reserves the right to change the frequency.

     An Owner may designate or change an Annuity Start Date, Annuity Option, and Annuitant, provided proper written notice is received by Security Benefit at its Home Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at Security Benefit's Home Office.

     Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. The Contract contains annuity tables for Annuity Options 1 through 4 described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option.

ANNUITY OPTIONS

OPTION 1 - LIFE INCOME

     Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the third annuity payment due date, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS

     Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

OPTION 3 - LIFE WITH INSTALLMENT REFUND OPTION

     Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

OPTION 4 - JOINT AND LAST SURVIVOR

     Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 5 - PAYMENTS FOR A SPECIFIED PERIOD

     Periodic annuity payments will be made for a fixed period, which may be from five to twenty years, as elected, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT

     Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

SELECTION OF AN OPTION

     Contractowners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, SBL does not allow annuity payments to be deferred beyond the later of the Annuitant's 85th birthday or the tenth annual Contract anniversary.

THE FIXED ACCOUNT

     Contractowners may allocate all or a portion of their purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of Security Benefit's General Account, which supports Security Benefit's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Security Benefit has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract" on page 13.

     Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

INTEREST

     Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by Security Benefit. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3.5 percent which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. Security Benefit will determine the Current Rate, if any, from time to time, and reserves the right to change such rate at any time.

     Contract Value that was allocated or transferred to the Fixed Account during one month may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another month. Therefore, at any given time, various portions of a Contractowner's Contract Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the month during which such portions were originally allocated or transferred to the Fixed Account. Security Benefit bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

     For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from purchase payments or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such purchase payment or transfer shall be deemed taken before the amount of each purchase payment or transfer.

DEATH BENEFIT

     The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit," on page 17.

CONTRACT CHARGES

     The contingent deferred sales charge, the maintenance fee, and premium taxes will be the same for Contractowners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments to the Subaccounts. The charges for mortality and expense risks and the administrative charge will not be assessed against the Fixed Account, and any amounts that Security Benefit pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Mutual Fund will not be paid directly or indirectly by Contractowners to the extent the Contract Value is allocated to the Fixed Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS

     Amounts may be transferred from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. During the Accumulation Period, a Contractowner may transfer from the Fixed Account to the Subaccounts in any Contract Year not more than the greatest of
(1) $5,000, (2) one third of the amount invested in the Fixed Account at the time of the first transfer in the Contract Year, or (3) 120 percent of the amount transferred from the Fixed Account during the previous Contract Year. Security Benefit reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120 percent of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract year under the transfer provisions above absent the Waiver Period.

     The first 12 transfers in any calendar year are without charge; for any additional transfers, a charge of $25 is imposed. The minimum transfer amount is $500 or the amount remaining in the Fixed Account. Security Benefit reserves the right to impose limitations on the number, amount and frequency of transfers in the future.

     The Contractowner may also make full and partial withdrawals to the same extent as a Contractowner who has allocated Contract Value to the Subaccounts. See "Full and Partial Withdrawals," page 16. In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of such Qualified Plan. See "Loans," page 23.

PAYMENTS FROM THE FIXED ACCOUNT

     Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by Security Benefit at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by Security Benefit.

MORE ABOUT THE CONTRACT

OWNERSHIP

     The Contractowner is the individual named as such in the application or in any later change shown in Security Benefit's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or Security Benefit allows.

     JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner; however, the Designated Beneficiary shall have the right to the death benefit payable upon the death of the Owner during the Accumulation Period. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on forms provided by Security Benefit and received by Security Benefit at its Home Office. The change will not be binding on Security Benefit until it is received and recorded at its Home Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by Security Benefit before the change is received and recorded. A Contingent Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

     Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary.

PARTICIPATING

     The Contract is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero and Security Benefit does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

     Security Benefit will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account within seven days from the Valuation Date a proper request is received at Security Benefit's Home Office. However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC,
(c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

     Security Benefit may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

     If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by Security Benefit under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS


     An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code may borrow money from Security Benefit using his or her Contract Value as the only security for the loan by submitting a proper written request to Security Benefit. A loan may be taken while the Owner is living and prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2)
50 percent of the Contract Value or $10,000, whichever is greater. However, an amount may not be borrowed which exceeds the annuity's total value minus the amount needed as security for the loan as described below. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since Security Benefit has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us. In addition, reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

     When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." In addition, 10 percent of the loaned amount will be held in the Fixed Account as security for the loan. Amounts allocated to the Loan Account earn 3.5 percent, the minimum rate of interest guaranteed under the Fixed Account. Amounts acting as security for the loan in the Fixed Account will earn the Current Rate.

     Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5.50 percent. Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2 percent.

     Loans must be repaid within five years, unless Security Benefit determines that the loan is to be used to acquire a principal residence of the Owner, in which case the loan must be repaid within 30 years. Loan payments must be made at least quarterly and may be prepaid at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to the Contractowner's current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. The amount held as security for the loan will also be reduced by each loan payment so that the security is again equal to 10 percent of the outstanding loan balance immediately after the loan payment is made. However, amounts which are no longer needed as security for the loan will not automatically be allocated back among the Fixed Account and/or Subaccounts in accordance with the Contractowner's purchase payment instructions.

     If any required loan payment is not made, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default, and the entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted, and no new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attaining age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Contract may be surrendered, plus any withdrawal charge. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, a Contractowner should carefully consider his or her ability to repay the loan and should consult with a tax adviser before requesting a loan.


RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS

     Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under such Qualified Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, the Owner of a Contract purchased in connection with a Qualified Plan may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason reference should be made to the terms of the particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10 percent penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties" on page 30.

     The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, the tax consequences of a distribution or withdrawal under a Contract should be carefully considered and a competent tax adviser should be consulted. See "Federal Tax Matters" below.

RESTRICTIONS ON WITHDRAWALS FROM 403(B) PROGRAMS


     Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

     Section   403(b)   requires   that   distributions   from  Section   403(b)
tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

     An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

     Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.


FEDERAL TAX MATTERS

INTRODUCTION

     The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon Security Benefit's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT

GENERAL

     Security Benefit is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of Security Benefit, Security Benefit will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account. However, each Subaccount will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Subaccounts will be taxed to Security Benefit to the extent it is applied to increase reserves under the Contracts.

     Under the principles set forth in I.R.S. Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Security Benefit believes that Security Benefit will be treated as the owner of the assets in the Separate Account for federal income tax purposes.

     The Separate Account will invest its assets in a mutual fund that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Mutual Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

CHARGE FOR SECURITY BENEFIT TAXES

     A charge may be made for any federal taxes incurred by Security Benefit that are attributable to the Separate Account, the Subaccounts or to the operations of Security Benefit with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contracts. Security Benefit will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for Security Benefit's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of Security Benefit or of income and expenses under the Contracts is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in Security Benefit's tax status.

     Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

DIVERSIFICATION STANDARDS

     Each Fund of the Mutual Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter, no more than 55 percent of the total assets of a Fund may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers.

     In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contractowner's control of the investment of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Contractowner's gross income.

     It is not clear, at present, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. Security Benefit intends to make reasonable efforts to comply with any such regulations or rulings to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes and reserves the right to make such changes as it deems appropriate for that purpose.

TAXATION OF ANNUITIES IN GENERAL - NON-QUALIFIED PLANS


     Section 72 of the Code governs taxation of annuities. In general, a contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 27 and "Diversification Standards" above.


1.   Surrenders or Withdrawals Prior to the Annuity Start Date

     Code Section 72 provides that amounts received upon a total or partial withdrawal from a contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract.

2.   Surrenders or Withdrawals on or after the Annuity Start Date

     Upon receipt of a lump-sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

     For annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

     Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies Security Benefit of that election.

3.   Penalty Tax on Certain Surrenders and Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

1.   Distribution-at-Death Rules

     In order to be treated as an annuity contract, a contract issued on or after January 19, 1985, must provide the following two distribution rules: (a) if the owner dies on or after the Annuity Start Date, and before the entire interest in the contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the Annuity Start Date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.


     Generally, for purposes of determining when distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.


2.   Gift of Annuity Contracts

     Generally, gifts of non-tax qualified contracts prior to the Annuity Start Date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

3.   Contracts Owned by Non-Natural Persons

     For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

4.   Multiple Contract Rule

     For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

     In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

QUALIFIED PLANS

     The Contract may be used with Qualified Plans that meet the requirements of
Section 401, 403(b), 408 or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Security Benefit may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.

     The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries.

     The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

1.   Section 401

     Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

     In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide  contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

     A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.


     Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).


     If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

     If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.


     Annuity  payments  distributed  from a retirement plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.

     A "lump-sum"  distribution  from a  retirement  plan  qualified  under Code
Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination or employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).


     As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. Five-year averaging has been repealed effective in the year 2000. Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.


2.   Section 403(b)

     Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a
Section 403(b) annuity program. Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 28.

     Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

3.   Section 408


     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). The Contract may be purchased as an IRA.


     IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to an IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.


     Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances.See the IRA Disclosure Statement that accompanies this Prospectus.

     In general, IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for IRAs is generally the date that the Contractowner reaches age 70 1/2 -- the Contract-owner's retirement date, if any, will not affect his or her required beginning date. See "Section 401" on page 28. Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.


4.   Section 457


     Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes, if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

     Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution.


     Section   457  plans  are   generally   subject  to  minimum   distribution
requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401" on page 28. Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distribu-tions are made.

5.   Tax Penalties


     PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that is rolled over or transferred in accordance with Code requirements; or (viii) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

     The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a Section 457 plan.

     MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

     EXCESS DISTRIBUTION TAX. If the aggregate distributions from all Qualified Plans (other than Section 457 plans) with respect to an individual in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500, as indexed for inflation ($160,000 for 1997), a penalty tax of 15 percent is generally imposed (in addition to any ordinary income tax) on the excess portion of the distribution. The 15 percent excise tax on excess distributions will not apply to withdrawals during calendar years 1997, 1998, and 1999.


6.   Withholding

     Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.


     Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and
Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.


     The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF MUTUAL FUND SHARES

     Security Benefit is the legal owner of the shares of the Mutual Fund held by the Subaccounts of the Separate Account. In accordance with its view of present applicable law, Security Benefit will exercise voting rights attributable to the shares of each Fund of the Mutual Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Mutual Fund on matters requiring shareholder voting under the 1940 Act. Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Mutual Fund in its own right, it may elect to do so.

     The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Fund as to which voting instructions may be given to Security Benefit is determined by dividing a Contractowner's Contract Value in a Subaccount on a particular date by the net asset value per share of that Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Mutual Fund. If required by the SEC, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Mutual Fund. Voting instructions may be cast in person or by proxy.

     Trust Contracts may be purchased through the trust department of First of America Bank - Michigan, N.A. (the "Bank") and the Bank, as trustee, will be the legal owner of, and have the voting rights with respect to, such Contracts. First of America Investment Corporation, the Mutual Fund's investment adviser, is a wholly-owned subsidiary of the Bank. In the event of a vote of the Mutual Fund shareholders on an issue involving the investment adviser, as for all other issues, the Bank is required to vote in accordance with its fiduciary duty as trustee.

     Voting rights attributable to the Contractowner's Contract Value in a Subaccount for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount and generally will exercise voting rights attributable to shares of the Funds of the Mutual Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of the Funds of the Mutual Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

SUBSTITUTION OF INVESTMENTS

     Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Funds of the Mutual Fund should no longer be available for investment, or if, in the judgment of Security Benefit management, further investment in shares of any or all of the Funds of the Mutual Fund should become inappropriate in view of the purposes of the Contract, Security Benefit may substitute shares of another Fund of the Mutual Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Security Benefit may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

     In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, Security Benefit will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

     Security Benefit also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Fund of the Mutual Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established in the sole discretion of Security Benefit, and any new Subaccount will be made available to existing Owners on a basis to be determined by Security Benefit. Security Benefit may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     Subject to compliance with applicable law, Security Benefit may transfer assets to the General Account. Security Benefit also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount.

     In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

     Security Benefit reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. Security Benefit also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

     A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, transfers, loans, loan repayments, and full and partial withdrawals.

     Each Contractowner will also receive an annual and semiannual report containing financial statements for the Fund, which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE TRANSFER PRIVILEGES

     A Contractowner may request a transfer of Contract Value by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. Security Benefit reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request transfers by telephone and would have to submit written requests.

     By authorizing telephone transfers, a Contractowner authorizes Security Benefit to accept and act upon telephonic instructions for transfers involving the Contractowner's Contract, and agrees that neither Security Benefit, nor any of its affiliates will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any requests effected, provided that Security Benefit complied with its procedures. As a result of this policy on telephone requests, the Contractowner may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

     Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, Security Benefit's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., Associate General Counsel, Security Benefit.

PERFORMANCE INFORMATION

     Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Subaccount investing in the Prime Obligations Fund ("Prime Obligations Subaccount"), the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

     Current yield for the Prime Obligations Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Obligations Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

     For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee and may simultaneously be shown for other periods.

     Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

     Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT

     A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

FINANCIAL STATEMENTS


     Financial statements of Security Benefit at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the financial statements of the Parkstone Variable Annuity Account for the two years in the period ended December 31, 1996, are contained in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information and financial statements relating to Security Benefit. The Table of Contents of the statement of Additional Information is set forth below:

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................    1
DISTRIBUTION OF THE CONTRACT..............................................    1
LIMITS ON PREMIUMS UNDER TAX QUALIFIED RETIREMENT PLANS...................    1

EXPERTS...................................................................    2

PERFORMANCE INFORMATION...................................................    3
FINANCIAL STATEMENTS......................................................    4

                           PARKSTONE VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                              DATE: APRIL 30, 1997


             INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE
                                ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:

                             ANNUITY ADMINISTRATION
                             700 SW HARRISON STREET
                                  P.O. BOX 3536
                            TOPEKA, KANSAS 66601-3536


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for Parkstone Variable Annuity dated April 30, 1997, as it may be supplemented from time to time. A copy of the Prospectus may be obtained by calling Security Benefit at 1-800-355-4555 or by writing to the address set forth above.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION AND HISTORY............................................    1

DISTRIBUTION OF THE CONTRACT...............................................    1

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS...............    1


EXPERTS....................................................................    2


PERFORMANCE INFORMATION....................................................    3

FINANCIAL STATEMENTS.......................................................    5

                         GENERAL INFORMATION AND HISTORY

     For a description of the Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("Security Benefit"), and the Parkstone Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

     Security Benefit is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Funds of the Trust in non-certificated form, are held separate and apart from the assets of Security Benefit's General Account and its other separate accounts.

                          DISTRIBUTION OF THE CONTRACT

     Security Distributors, Inc. ("SDI") is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). SDI serves as Principal Underwriter under a Distribution Agreement with Security Benefit.

     SDI has an agreement with First of America Brokerage Service, Inc. ("FOA Brokerage") under which FOA Brokerage is authorized to make the Contract available to its customers and to accept applications for the Contract on behalf of Security Benefit. FOA Brokerage is registered as a broker/dealer with the SEC and is a member of the NASD. Its registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. SDI may also enter into agreements with other broker/dealers or financial institutions under which the Contract will be made available to their customers. The compensation payable by SDI under these agreements may vary, but is not expected to exceed in the aggregate 4.5% of purchase payments and .25% on an annualized basis of Contract Value less Contract Debt. In addition, SDI may also pay bonuses and make override payments.

          LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 401

     The applicable annual limits on purchase payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total purchase payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for an individual who participates in a defined contribution plan and a defined benefit plan maintained by the same employer.

SECTION 403(B)

     Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions.

     Section 402(g) generally limits an employee's salary reduction contributions to a 403(b) annuity to $9,500 a year. The $9,500 limit will be reduced by salary reduction contributions to other types of retirement plans. An employee with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $9,500 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

     Section 403(b)(2) provides an overall limit on employer and employee salary reduction contributions that may be made to a 403(b) annuity. Section 403(b)(2) generally provides that the maximum amount of contributions an employee may exclude from his or her gross income in any taxable year is equal to the excess, if any, of:

          (i) the amount determined by multiplying 20% of the employee's includable compensation by the number of his or her years of service with the employer, over

         (ii) the total amount contributed to retirement plans sponsored by the employer, that were excludable from his gross income in prior years.

     Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (i) $30,000, or (ii) 25% of the employee's annual compensation.

SECTION 408


     Premiums paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. Spousal IRAs allow an Owner and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.


     Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457

     Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $7,500 or (ii) 33 1/3% of the employee's includable compensation. If the employee participates in more than one Section 457 plan, the $7,500 limit applies to contributions to all such programs. The $7,500 limit is reduced by the amount of any salary reduction contribution the employee makes to a 403(b) annuity, an IRA or a retirement plan qualified under Section 401. The Section 457 limit is increased during the last three years ending before the employee reaches his normal retirement age.


                                     EXPERTS

     The consolidated financial statements for Security Benefit at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the Separate Account for each of the two years in the period ended December 31, 1996, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                             PERFORMANCE INFORMATION

     Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Subaccount investing in the Trust's Prime Obligations Fund ("Prime Obligations Subaccount"), the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

     Current yield for the Prime Obligations Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of the Subaccount's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1) 365/7] -1


     For the 7-day period ended December 31, 1996, the yield of the Prime Obligations Subaccount was 2.78% and the effective yield was 2.82%.


     Quotations of yield for the remaining Subaccounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

     YIELD = 2[(A-B + 1)6 - 1]
                ---
                cd

     where  a=  net investment income earned during  the  period by the  Series attributable to shares owned by the Subaccount,

            b=  expenses accrued for the period (net of reimbursements),

            c= the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

            d= the maximum offering price per Accumulation Unit on the last day of the period.

     Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of average annual total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee and may simultaneously be shown for other periods.

     For the one-year period ended December 31, 1996, and the period of September 24, 1993 (date of inception), to December 31, 1996, respectively the average annual total return was -7.50% and -2.36% for the Bond Subaccount, 7.03% and 6.33% for the Equity Subaccount, 5.30% and .37% for the International
Discovery Subaccount, and 18.60% and 18.36% for the Small Capitalization Subaccount. For the one-year period ended December 31, 1996, and the period of September 24, 1993 (date of inception), to December 31, 1996, respectively, the average annual total return without deduction of the contingent deferred sales charge or the maintenance fee was .37% and 2.18% for the Bond Subaccount, 15.66% and 10.74% for the Equity Subaccount, 13.84% and 4.86% for the International Discovery Subaccount, and 27.84% and 22.59% for the Small Capitalization Subaccount.


     Quotations of cumulative total return for any Subaccount will be based on a hypothetical investment in a Contract over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the Maintenance Fee and the applicable contingent deferred sales charge.


     For the year ended December 31, 1996, and the period September 24, 1993 (date of inception), to December 31, 1996, respectively, the cumulative total return was .37% and 7.30% for the Bond Subaccount, 15.66% and 39.60% for the Equity Subaccount, 13.84% and 16.80% for the International Discovery Subaccount, and 27.84% and 94.70% for the Small Capitalization Subaccount.


     Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund of the Trust in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

                              FINANCIAL STATEMENTS


The consolidated financial statements of Security Benefit at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Parkstone Variable Annuity for each of the two years in the period ended December 31, 1996, are set forth herein, starting on the following page.


The financial statements of Security Benefit, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Security Benefit to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                       Parkstone Variable Annuity Account

                              Financial Statements


                     Years ended December 31, 1996 and 1995


                                    CONTENTS

Report of Independent Auditors..............................................   7

Audited Financial Statements
  Balance Sheet.............................................................   8
  Statements of Operations and Changes in Net Assets........................  10

 Notes to Financial Statements..............................................  12

                         Report of Independent Auditors

The Contract Owners of Parkstone Variable Annuity Account and
The Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Parkstone Variable Annuity Account (the Company) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkstone Variable Annuity Account at December 31, 1996, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

February 7, 1997

                       Parkstone Variable Annuity Account

                                  Balance Sheet

                                December 31, 1996
                             (DOLLARS IN THOUSANDS)

ASSETS

Investments:

  Parkstone Advantage Fund:

   Prime Obligations Fund -  1,357,148  shares at net asset value
   of $1.00 per share (cost $1,357)..................................    $ 1,357

   Bond Fund - 728,511 shares at net asset value of $10.33 per share
   (cost $7,328).....................................................      7,526

   Equity Fund - 1,446,828 shares at net asset value of $14.60 per
   share (cost $17,084)..............................................     21,124

   International Discovery Fund - 893,799 shares at net asset value
   of $12.18 per share (cost $9,594).................................     10,886

   Small Capitalization Fund - 1,112,695 shares at net asset value
   of $18.20 per share (cost $17,111)................................     20,251
                                                                         -------

Total assets....................................................         $61,144
                                                                         =======

NET ASSETS
Net assets are represented by (NOTE 3):

                                                  NUMBER       UNIT
                                                  OF UNITS     VALUE      AMOUNT
                                                 -------------------------------
NON-TRUST CONTRACTS
 Prime Obligations Subaccount:
  Accumulation units...........................    98,511     $10.75    $  1,059
 Bond Subaccount:
  Accumulation units...........................   615,320      10.73       6,605
 Equity Subaccount:
  Accumulation units........................... 1,391,560      13.96      19,425
 International Discovery Subaccount:
  Accumulation units...........................   849,239      11.68       9,919
 Small Capitalization Subaccount:
  Accumulation units...........................   962,144      19.47      18,737

TRUST CONTRACTS
 Prime Obligations Subaccount:
  Accumulation units...........................    28,380      10.51         298
 Bond Subaccount:
  Accumulation units...........................    84,419      10.90         921
 Equity Subaccount:
  Accumulation units...........................   117,468      14.46       1,699
 International Discovery Subaccount:
  Accumulation units...........................    79,831      12.11         967
 Small Capitalization Subaccount:
  Accumulation units...........................    74,886      20.21       1,514
                                                                           -----
Total net assets                                                         $61,144
                                                                         =======

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account

                Statement of Operations and Changes in Net Assets

                          Year ended December 31, 1996
                                 (IN THOUSANDS)

                                                                                      NON-TRUST CONTRACTS
                                                          --------------------------------------------------------------------------
                                                             PRIME                                     INTERNATIONAL      SMALL
                                                          OBLIGATIONS       BOND          EQUITY       DISCOVERY      CAPITALIZATION
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                                          --------------------------------------------------------------------------

Dividend distributions...................................  $   43          $  189          $   -          $  30             $   -
Expenses (NOTE 2):
   Mortality and expense risk fee........................     (12)            (64)          (205)          (100)             (180)
   Administrative fee....................................      (3)            (21)           (51)           (16)              (23)
                                                           -------------------------------------------------------------------------
Net investment income (loss).............................      28             104           (256)           (86)             (203)

Capital gains distributions..............................       -              -               -              -             1,930
Realized gain on investments.............................       -              25            474             47               624
Unrealized appreciation (depreciation) on investments....       -             (66)         1,820          1,035                82
Net realized and unrealized gain (loss) on investments...       -             (41)         1,294          1,082             3,378
                                                           -------------------------------------------------------------------------

Net increase in net assets resulting from operations....       28              63          2,038            996             3,175

Net assets at beginning of year.........................      665           3,953         11,965          6,167             9,597
Variable annuity deposits (NOTES 2 AND 3)...............    1,576           3,034          6,587          3,310             7,009
Terminations and withdrawals (NOTES 2 AND 3)............   (1,210)           (445)        (1,165)          (554)           (1,044)
                                                          --------------------------------------------------------------------------
Net assets at end of year...............................   $1,059          $6,605        $19,425         $9,919           $18,737
                                                          ==========================================================================

SEE ACCOMPANYING NOTES.

                                                                                        TRUST CONTRACTS
                                                          --------------------------------------------------------------------------
                                                             PRIME                                  INTERNATIONAL         SMALL
                                                          OBLIGATIONS       BOND        EQUITY        DISCOVERY      CAPITALIZATION
                                                          SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
                                                          --------------------------------------------------------------------------
Dividend distributions...................................   $   47        $  23         $    -         $   3               $   -
Expenses (NOTE 2):
  Mortality and expense risk fee.........................       (7)          (5)            (7)           (4)                 (5)
  Administrative fee.....................................       (1)           -              -             -                   -
                                                          --------------------------------------------------------------------------
Net investment income (loss).............................       39           18             (7)           (1)                 (5)

Capital gains distributions..............................        -            -              -             -                 163
Realized gain on investments.............................        -            1             56             2                  77
Unrealized appreciation (depreciation) on investments....        -           (4)            15            63                (144)
                                                          --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments...        -           (3)            71            65                  96
                                                          --------------------------------------------------------------------------
Net increase in net assets resulting from operations.....       39           15             64            64                  91

Net assets at beginning of year.........................       140          602            527           181                 386
Variable annuity deposits (NOTES 2 AND 3)...............     3,293          471          1,295           740               1,207
Terminations and withdrawals (NOTES 2 AND 3)............    (3,174)        (167)          (187)          (18)               (170)
                                                         ---------------------------------------------------------------------------
Net assets at end of year...............................   $   298         $921         $1,699          $967              $1,514
                                                         ===========================================================================

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account

                Statement of Operations and Changes in Net Assets

                          Year ended December 31, 1995

                                 (IN THOUSANDS)

                                                                                     NON-TRUST CONTRACTS
                                                           -------------------------------------------------------------------------
                                                              PRIME                                    INTERNATIONAL      SMALL
                                                           OBLIGATIONS       BOND          EQUITY        DISCOVERY    CAPITALIZATION
                                                            SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                           -------------------------------------------------------------------------

Dividend distributions....................................    $  14        $   141        $    -          $     -         $    -
Expenses (NOTE 2):
   Mortality and expense risk fee.........................       (4)           (41)         (119)             (66)          (88)
   Administrative fee.....................................       (1)           (15)          (33)             (11)          (11)
                                                           -------------------------------------------------------------------------
Net investment income (loss)..............................        9             85          (152)             (77)          (99)

Realized gain (loss) on investments.......................        -             (1)          104              (26)          190
Unrealized appreciation on investments....................        -            357         2,255              514          ,911
                                                           -------------------------------------------------------------------------
Net realized and unrealized gain on investments...........        -            356         2,359              488         2,101
                                                           -------------------------------------------------------------------------

Net increase in net assets resulting from operations......        9            441         2,207              411         2,002

Net assets at beginning of year...........................      178          2,716         7,121            4,622         4,991
Variable annuity deposits (NOTES 2 AND 3).................      746          1,288         3,577            1,799         3,260
Terminations and withdrawals (NOTES 2 AND 3)..............     (268)          (492)         (940)            (665)         (656)
                                                           -------------------------------------------------------------------------
Net assets at end of year.................................     $665         $3,953       $11,965           $6,167        $9,597
                                                           =========================================================================


                                                                                      TRUST CONTRACTS
                                                           -------------------------------------------------------------------------
                                                              PRIME                                   INTERNATIONAL      SMALL
                                                           OBLIGATIONS       BOND         EQUITY        DISCOVERY    CAPITALIZATION
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                           -----------------------------------------------------------------------

Dividend distributions...................................    $   2         $  14         $    -         $    -           $    -
   Mortality and expense risk fee........................        -            (2)            (2)            (1)              (1)
   Administrative fee....................................        -             -              -              -                -
                                                           -------------------------------------------------------------------------
Net investment income (loss).............................        2            12             (2)            (1)              (1)

Realized gain (loss) on investments......................        -             -              -              -                -
Unrealized appreciation on investments...................        -            18             47             11               58
                                                           ------------------------------------------------------------------------
Net realized and unrealized gain on investments..........        -            18             47             11               58
                                                           -------------------------------------------------------------------------

Net increase in net assets resulting from operations.....        2            30             45             10               57

Net assets at beginning of year..........................        -            49             50             92                9
Variable annuity deposits (NOTES 2 AND 3)................      138           523            432             79              270
Terminations and withdrawals (NOTES 2 AND 3).............        -             -              -              -                -
                                                           -------------------------------------------------------------------------
Net assets at end of year................................     $140          $602           $527           $181             $386
                                                           =========================================================================

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account

                          Notes to Financial Statements

                           December 31, 1996 and 1995

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Parkstone Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in the Parkstone Advantage Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited are invested in shares of Prime Obligations Fund - emphasis on current income with liquidity and stability of principal, Bond Fund - emphasis on current income as well as preservation of capital, Equity Fund - emphasis on capital appreciation, International Discovery Fund - emphasis on long-term capital growth through investment in foreign and domestic common stocks and Small Capitalization Fund - emphasis on capital appreciation through investment in small- to medium-sized companies.

Two types of investment contracts are offered--one for individuals (the Non-Trust Contracts) and one for trusts and customers of financial institutions' trust departments (the Trust Contracts).

Under the terms of the investment advisory contracts, portfolio investments of the mutual fund are made by First of America Investment Corporation, a wholly-owned subsidiary of First of America Bank - Michigan, N.A., which is a wholly-owned subsidiary of First of America Bank Corporation.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

                       Parkstone Variable Annuity Account

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The cost of investments purchased and proceeds from investments sold were as follows:

                                              NON-TRUST CONTRACTS                 TRUST CONTRACTS
                                           ------------------------------------------------------------
                                            COST OF      PROCEEDS          COST OF          PROCEEDS
                                           PURCHASES     FROM SALES       PURCHASES         FROM SALES
                                           -------------------------------------------------------------
                                                                  (IN THOUSANDS)

YEAR ENDED DECEMBER 31, 1996

Prime Obligations Fund..................    $1,805         $1,411           $3,773            $3,615
Bond Fund...............................     3,383            689              503               181
Equity Fund.............................     6,871          1,705            1,322               221
International Discovery Fund............     3,512            842            1,109               388
Small Capitalization Fund...............     9,211          1,519            1,393               199

YEAR ENDED DECEMBER 31, 1995

Prime Obligations Fund..................       764            277              140                -
Bond Fund...............................     1,495            614              537                2
Equity Fund.............................     3,824          1,339              432                2
International Discovery Fund............     1,999            943               79                1
Small Capitalization Fund...............     3,542          1,036              270                1

ANNUITY RESERVES

As of December 31, 1996, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

                       Parkstone Variable Annuity Account

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a maintenance fee of $30 per year for each individual contract. An administrative fee is deducted equal to an annual rate of 0.15% and 0.05% of each subaccount's average daily net assets which funds the Non-Trust and Trust Contracts, respectively. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% and 0.65% of the asset value of each Non-Trust and Trust Contract, respectively, of which 0.6% is for assuming mortality risks and the remainder is for assuming expense risks.

A contingent deferred sales charge is assessed by SBL against certain withdrawals during the first seven years of the contract, declining from 5% in each of the first four years to 2% in the seventh year. Such surrender charges and other contract charges totaled $43,278 and $27,915 during 1996 and 1995, respectively.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                       Parkstone Variable Annuity Account

3.  SUMMARY OF UNIT TRANSACTIONS

                                                         NON-TRUST CONTRACTS               TRUST CONTRACTS
                                                   -----------------------------------------------------------------
                                                           1996         1995              1996              1995
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

Prime Obligations Subaccount:
   Variable annuity deposits.......................        149           72                327              14
   Terminations and withdrawals....................        115           26                313               -

Bond Subaccount:
   Variable annuity deposits.......................        289          127                 45              50
   Terminations and withdrawals....................         43           50                 16               -

Equity Subaccount:
   Variable annuity deposits.......................        487          332                 88              38
   Terminations and withdrawals....................         87           91                 14               -

International Discovery Subaccount:
   Variable annuity deposits.......................        299          183                 64               8
   Terminations and withdrawals....................         51           69                  2               -

Small Capitalization Subaccount:
   Variable annuity deposits.......................        390          243                 59              20
   Terminations and withdrawals....................         57           51                  9               -

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS


                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                    CONTENTS

Report of Independent Auditors...........................................   17


Audited Consolidated Financial Statements
     Consolidated Balance Sheets.........................................   18
     Consolidated Statements of Income...................................   20
     Consolidated Statements of Changes in Equity........................   21
     Consolidated Statements of Cash Flows...............................   22
     Notes to Consolidated Financial Statements..........................   24

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1996 and 1995 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in NOTE 1 to the consolidated financial statements, in 1996, the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises and retroactively restated the 1994 and 1995 financial statements for the change. Also, as discussed in NOTE 1 to the consolidated financial statements, the Company changed its method of accounting for debt securities as of January 1, 1994.

                                                             Ernst & Young LLP

February 7, 1997

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                             DECEMBER 31
                                                        1996             1995*
                                                    ----------------------------
                                                            (IN THOUSANDS)
ASSETS
Investments:
   Securities available-for-sale, at
   fair value (NOTES 2 AND 9):
     Fixed maturities..............................   $1,805,066    $1,778,370
     Equity securities ............................       89,188        21,880
   Fixed maturities held-to-maturity, at
   amortized cost (NOTE 2).........................      528,045       536,137
   Mortgage loans..................................       66,611        74,342
   Real estate.....................................        4,000         5,864
   Policy loans....................................      106,822       100,452
   Short-term investments..........................            -           992
   Cash and cash equivalents.......................        8,310        16,788
   Other invested assets...........................       40,531        37,769
                                                    ---------------------------
Total investments..................................    2,648,573     2,572,594

Premiums deferred and uncollected..................          149           574
Accrued investment income..........................       32,161        30,623
Accounts receivable................................        4,256         3,064
Reinsurance recoverable (NOTE 4)...................       92,197        78,877
Notes receivable...................................          110           147
Property and equipment, net........................       18,592        18,884
Deferred policy acquisition costs (NOTE 1).........      216,918       186,940
Other assets.......................................       24,680        36,221
Separate account assets (NOTE 10)..................    2,802,927     2,065,306
                                                    ---------------------------
                                                      $5,840,563    $4,993,230
                                                    ===========================

                                                             DECEMBER 31
                                                          1996          1995*
                                                       -------------------------
                                                            (IN THOUSANDS)
LIABILITIES AND EQUITY
Liabilities:
   Policy reserves and annuity account values........  $2,497,998    $2,495,113
   Policy and contract claims........................      10,607        10,571
   Other policyholder funds..........................      24,073        21,305
   Accounts payable and accrued expenses.............      18,003        13,609
   Income taxes payable (NOTE 5):
     Current.........................................       6,686        10,371
     Deferred........................................      54,847        53,659
   Long-term debt (NOTE 8)...........................      65,000             -
   Other liabilities.................................      11,990        11,619
   Separate account liabilities......................   2,793,911     2,051,292
                                                       -------------------------
Total liabilities....................................   5,483,115     4,667,539




Equity:
   Retained earnings.................................     357,927       314,084
   Unrealized appreciation (depreciation)
   of securities
     available-for-sale, net.........................        (479)       11,607
                                                     ---------------------------
Total equity.........................................     357,448       325,691
                                                     ===========================
                                                       $5,840,563    $4,993,230
                                                     ===========================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                   DECEMBER 31
                                                                     1996              1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)

Revenues:
   Insurance premiums and other considerations...........            $28,848           $49,608          $55,148
   Net investment income.................................            192,636           179,940          166,857
   Asset based fees......................................             55,977            40,652           33,809
   Other product charges.................................             10,470            10,412            7,335
   Realized gains (losses) on investments................               (244)            3,876              134
   Other revenues........................................             20,033            22,164           27,241
                                                              ------------------------------------------------------
Total revenues...........................................            307,720           306,652          290,524

Benefits and expenses:
   Annuity and interest sensitive life benefits:
     Interest credited to account balances...............            108,705           113,700          103,087
     Benefit claims in excess of account balances........              7,541             6,808            7,145
   Traditional life insurance benefits...................              6,474             7,460            6,203
   Supplementary contract payments.......................             11,121            11,508           11,286
   Increase in traditional life reserves.................              8,580            13,212           12,977
   Dividends to policyholders............................              2,374             2,499            2,669
   Other benefits........................................             20,790            22,379           29,924
                                                              ------------------------------------------------------
Total benefits...........................................            165,585           177,566          173,291

Commissions and other operating expenses.................             45,539            46,233           39,998
Amortization of deferred policy acquisition costs........             25,930            26,628           24,674
Other expenses...........................................              1,667             1,099              785
Interest expense.........................................              4,285                 7              630
                                                              ------------------------------------------------------
Total benefits and expenses..............................            243,006           251,533          239,378
                                                              ------------------------------------------------------

Income before income taxes...............................             64,714            55,119           51,146
Income taxes (NOTE 5)....................................             20,871            17,927           17,129
                                                              ------------------------------------------------------
Net income...............................................            $43,843           $37,192          $34,017
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

                                                                                   DECEMBER 31
                                                                     1996              1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
Retained earnings:
   Beginning of year, as previously reported.............           $207,669          $150,726         $128,785
   Cumulative effect of change in accounting principle...            106,415           126,166          114,090
                                                              ------------------------------------------------------

   Beginning of year, as restated........................            314,084           276,892          242,875
   Net income............................................             43,843            37,192           34,017
                                                              ------------------------------------------------------
   End of year...........................................            357,927           314,084          276,892

Unrealized appreciation (depreciation)
  of securities available-for-sale, net:
     Beginning of year...................................             11,607           (48,466)         (10,034)
     Cumulative effect of change in accounting principle
       (NOTE 1)..........................................                  -                 -           10,733
     Change in unrealized appreciation (depreciation) of
       securities available-for-sale, net................            (12,086)           60,073          (49,165)
                                                              ------------------------------------------------------
     End of year.........................................               (479)           11,607          (48,466)
                                                              ------------------------------------------------------
Total equity.............................................           $357,448          $325,691         $228,426
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                   DECEMBER 31
                                                                     1996               1995*             1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)
OPERATING ACTIVITIES
Net income...............................................              $43,843          $37,192           $34,017
Adjustments to reconcile net income to net cash provided
   by operating activities:
     Annuity and interest sensitive life products:
       Interest credited to account balances.............              108,705          113,700           103,087
       Charges for mortality and administration..........              (13,115)         (16,585)          (17,000)
     Decrease (increase) in traditional life policy
       reserves..........................................               10,697            2,142            (5,950)
     Increase in accrued investment income...............               (1,538)          (4,573)             (567)
     Policy acquisition costs deferred...................              (36,865)         (33,021)          (38,737)
     Policy acquisition costs amortized..................               25,930           26,628            24,674
     Accrual of discounts on investments.................               (3,905)          (3,421)           (3,588)
     Amortization of premiums on investments.............               11,284            9,782            15,726
     Provision for depreciation and amortization.........                3,748            3,750             3,201
     Other...............................................               (3,379)          (4,225)            2,511
                                                              ------------------------------------------------------
Net cash provided by operating activities................              145,405          131,369           117,374

INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
   Fixed maturities available-for-sale...................              870,240          517,480           318,252
   Fixed maturities held-to-maturity.....................               58,874           59,873           147,043
   Equity securities available-for-sale..................                8,857           10,242             3,830
   Mortgage loans........................................               12,545           23,248            21,096
   Real estate...........................................                2,935            3,173             2,782
   Short-term investments................................               20,069          229,871           834,082
   Other invested assets.................................                6,224           22,839             6,748
                                                              ------------------------------------------------------
                                                                       979,744          866,726         1,333,833
Acquisition of investments:
   Fixed maturities available-for-sale...................             (936,376)        (591,121)         (552,433)
   Fixed maturities held-to-maturity.....................              (52,422)        (125,276)          (56,398)
   Equity securities available-for-sale..................              (68,222)         (19,500)           (4,627)
   Mortgage loans........................................               (4,538)          (4,179)          (34,260)
   Real estate...........................................               (2,637)          (1,511)             (554)
   Short-term investments................................              (19,070)        (180,259)         (854,833)
   Other invested assets.................................               (3,712)         (31,861)          (18,581)
                                                              ------------------------------------------------------
                                                                    (1,086,977)        (953,707)       (1,521,686)

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES


                                                                                   DECEMBER 31
                                                                     1996              1995*              1994*
                                                              ------------------------------------------------------
                                                                                 (IN THOUSANDS)

INVESTING ACTIVITIES (CONTINUED)
Other investing activities:
   Purchase of property and equipment....................              $(1,879)         $(2,036)          $(2,932)
   Net increase in policy loans..........................               (6,370)          (8,058)           (5,569)
   Net cash transferred per coinsurance agreement........                    -          (16,295)                -
                                                              ------------------------------------------------------
Net cash used in investing activities....................             (115,482)        (113,370)         (196,354)

FINANCING ACTIVITIES
Issuance of long-term debt...............................               65,000                -                 -
Annuity and interest sensitive life products:
   Deposits credited to account balances.................              705,118          509,183           553,542
   Withdrawals from account balances.....................             (808,519)        (526,509)         (466,760)
                                                              ------------------------------------------------------
Net cash provided by (used in) financing activities......              (38,401)         (17,326)           86,782
                                                              ------------------------------------------------------

Increase (decrease) in cash and cash equivalents.........               (8,478)             673             7,802
Cash and cash equivalents at beginning of year...........               16,788           16,115             8,313
                                                              ------------------------------------------------------
Cash and cash equivalents at end of year.................               $8,310          $16,788           $16,115
                                                              ======================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
   Interest..............................................               $2,966             $120              $157
                                                              ======================================================

   Income taxes..........................................              $16,213          $11,551           $14,634
                                                              ======================================================

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND
   FINANCING ACTIVITIES
Conversion of mortgage loans to real estate owned........                 $844               $-            $2,350
                                                              ======================================================

*As restated

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio of individual and group annuities, ordinary life and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles (GAAP). Prior to 1996, the Company prepared its financial statements in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department, which practices were considered GAAP for mutual life insurance companies and their stock life insurance subsidiaries. Financial Accounting Standards Board (FASB) Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted GAAP, including
Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Statement of Position 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which address the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FASB Interpretation No. 40 and SFAS No. 120, the effect of the changes in accounting have been applied retroactively, and the previously issued 1995 and 1994 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1994 has been presented as a restatement of retained earnings as of that date. The adoption had the effect of increasing net income for 1996, 1995 and 1994 by approximately $5,897,000, $8,436,000 and $6,663,000, respectively.

The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and the following wholly-owned subsidiaries: Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc., First Advantage Insurance Agency, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

ACCOUNTING CHANGE

Prior to January 1, 1994, fixed maturities were reported at cost, adjusted for amortization of premiums and accrual of discounts. Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires that fixed maturities are to be classified as either held-to-maturity, trading or available-for-sale. Equity securities are to be classified as either available-for-sale or trading. The adoption had no effect on net income and resulted in an increase in equity at January 1, 1994 of $10,733,000, net of the related effect of deferred policy acquisition costs and deferred income taxes.

INVESTMENTS

Fixed maturities have been classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with the unrealized appreciation or depreciation, net of adjustment of deferred policy acquisition costs and deferred income taxes, reported in a separate component of equity and, accordingly, have no effect on net income. The DPAC offsets to the unrealized appreciation or depreciation represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are carried at fair value and are reported in accordance with SFAS No. 115. Mortgage loans and short-term investments are reported at cost, adjusted for amortization of premiums and accrual of

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

discounts. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method.

The carrying amounts of all the Company's investments are reviewed on an ongoing basis. If this review indicates a decline in value that is other than temporary for any investment, the amortized cost of the investment is reduced to its fair value. Such reductions in carrying amount are recognized as realized losses in the determination of net income.

The Company's principal objective in holding derivatives for purposes other than trading is asset-liability management. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and interest-bearing liabilities that reprice or mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net interest income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. To achieve that objective, the Company uses financial futures instruments and interest rate exchange agreements. Financial futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument. Interest rate exchange agreements generally involve the exchange of fixed and floating rate interest payments without an exchange of the underlying principal.

Interest rate exchange agreements are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred.

Gains and losses on those instruments are included in the carrying amount of the underlying hedged investments, or anticipated investment transactions, and are amortized over the remaining lives of the hedged investments as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying investments are sold.

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs incurred to acquire or renew traditional life insurance, interest sensitive life and deferred annuity business that vary with and are primarily related to the production of new and renewal business have been deferred.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers certificates of deposits with original maturities of 90 days or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment, including real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

The liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality, withdrawals, and other assumptions that approximate expected experience.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.5% to 7.25% during 1996, 4.0% to 7.75% during 1995, and 4.5% to 7.75% during 1994.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding the SFAS No. 115 adjustment, which is charged or credited directly to equity).

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash, certificates of deposits and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on interest rates currently being offered

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

     Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates available for similar types of borrowing arrangements.

2.  INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1996 and 1995 is as follows:

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..........        $173,884           $414         $1,431          $172,867
Obligations of states and political subdivisions.          23,244            361            705            22,900
Special revenue and assessment...................             330              -              -               330
Corporate securities.............................         863,124         13,758         18,651           858,231
Mortgage-backed securities.......................         627,875          9,091          9,308           627,658
Asset-backed securities..........................         122,523            832            275           123,080
                                                   =================================================================

Total fixed maturities...........................      $1,810,980        $24,456        $30,370        $1,805,066
                                                   =================================================================

Equity securities................................         $86,991         $2,422           $225           $89,188
                                                   =================================================================

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

HELD-TO-MATURITY
Obligations of states and political subdivisions.         $81,791           $463         $1,036           $81,218
Special revenue and assessment...................             420              -              -               420
Corporate securities.............................         128,487          2,003          1,830           128,660
Mortgage-backed securities.......................         264,155          2,121          1,347           264,929
Asset-backed securities..........................          53,192            382             97            53,477
                                                   -----------------------------------------------------------------
Total fixed maturities...........................        $528,045         $4,969         $4,310          $528,704
                                                   =================================================================

                                                                            DECEMBER 31, 1996
                                                   -----------------------------------------------------------------
                                                                        GROSS           GROSS
                                                        AMORTIZED    UNREALIZED       UNREALIZED
                                                          COST          GAINS           LOSSES        FAIR VALUE
                                                   -----------------------------------------------------------------
                                                                            (IN THOUSANDS)

AVAILABLE-FOR-SALE
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies..........          $5,746           $522             $-            $6,268
Obligations of states and political subdivisions.          23,304            510            139            23,675
Special revenue and assessment...................             330              2              -               332
Corporate securities.............................         857,926         29,671         13,146           874,451
Mortgage-backed securities.......................         857,685         17,838          1,879           873,644
                                                   -----------------------------------------------------------------
Total fixed securities...........................      $1,744,991        $48,543        $15,164        $1,778,370
                                                   =================================================================

Equity securities................................         $21,278           $687            $85           $21,880
                                                   =================================================================

HELD-TO-MATURITY
Obligations of states and political subdivisions.         $67,160         $1,221             $-           $68,381
Special revenue and assessment...................             870              -              -               870
Corporate securities.............................         163,032          6,426             43           169,415
Mortgage-backed securities.......................         305,075          5,539              4           310,610
                                                   -----------------------------------------------------------------
Totals...........................................        $536,137        $13,186            $47          $549,276
                                                   =================================================================

The change in the Company's unrealized appreciation (depreciation) on fixed maturities was $(51,773,000), $220,048,000 and $(219,496,000) during 1996, 1995 and 1994, respectively; the

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

corresponding amounts for equity securities were $1,595,000, $1,034,000 and $(1,702,000) during 1996, 1995 and 1994, respectively.

The amortized cost and fair value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           AVAILABLE-FOR-SALE                HELD-TO-MATURITY
                                                 -------------------------------------------------------------------
                                                        AMORTIZED                       AMORTIZED
                                                          COST           FAIR VALUE       COST         FAIR VALUE
                                                 -------------------------------------------------------------------
                                                                                (IN THOUSANDS)

Due in one year or less........................          $17,711          $17,764           $320            $320
Due after one year through five years..........          197,414          197,267         12,184          12,240
Due after five years through 10 years..........          469,394          471,099         47,804          48,193
Due after 10 years.............................          376,063          368,198        150,390         149,545
Mortgage-backed securities.....................          627,875          627,658        264,155         264,929
Asset-backed securities........................          122,523          123,080         53,192          53,477
                                                 -------------------------------------------------------------------
                                                      $1,810,980       $1,805,066       $528,045        $528,704
                                                 ===================================================================

Late in 1995, the FASB issued a special report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report provided companies with an opportunity for a one-time reassessment and reclassification of securities as of a single measurement date without tainting the held-to-maturity debt securities classification. On December 8, 1995, the Company reclassified securities with an amortized cost of $202,417,000 from held-to-maturity to available-for-sale. The transfer resulted in an increase to unrealized gains on securities of approximately $2,162,000 net of related adjustments for deferred policy acquisition costs and deferred income taxes.

The Company did not hold any investments that individually exceeded 10% of equity at December 31, 1996 except for securities guaranteed by the U.S. government or an agency of the U.S. government.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

Major categories of net investment income are summarized as follows:

                                            1996        1995         1994
                                          --------------------------------
                                                   (IN THOUSANDS)

Interest on fixed maturities.............  $174,592   $165,684    $154,739
Dividends on equity securities...........     5,817      1,309         712
Interest on mortgage loans...............     6,680      7,876       7,746
Real estate income.......................       781      1,287       1,326
Interest on policy loans.................     6,372      5,927       5,462
Interest on short-term investments.......     1,487      2,625       2,272
Other....................................     3,418      1,453         525
                                          --------------------------------
Total investment income..................   199,147    186,161     172,782

Investment expenses......................     6,511      6,221       5,925
                                          ================================
Net investment income....................  $192,636   $179,940    $166,857
                                          ================================

Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, are as follows:

                                        1996            1995           1994
                                     -------------------------------------------
                                                   (IN THOUSANDS)

Proceeds from sales...............    $393,189        $310,590      $128,533
Gross realized gains..............       9,407           5,901         5,814
Gross realized losses.............       9,723           3,361         4,889

The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1996 is as follows:

    QUALITY RATING                CARRYING AMOUNT                  %
--------------------------   -------------------------    --------------------
                                  (IN THOUSANDS)

AAA......................           $1,199,762                    51.4%
AA.......................              158,785                     6.8
A........................              361,008                    15.5
BBB......................              416,589                    17.9
Noninvestment grade......              196,967                     8.4
                             =========================    ====================
                                    $2,333,111                   100.0%
                             =========================    ====================

The Company has a diversified  portfolio of commercial and residential  mortgage
loans  outstanding  in  14  states.   The  loans  are  somewhat   geographically
concentrated in the midwestern

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS (CONTINUED)

and southwestern United States with the largest outstanding balances at December 31, 1996 being in the states of Kansas (34%), Iowa (15%) and Texas (14%).

Net realized gains (losses) consist of the following:

                                            1996          1995         1994
                                        --------------------------------------
                                                    (IN THOUSANDS)

Fixed maturities......................    $(1,329)       $1,805        $397
Equity securities.....................      1,013           735         528
Other.................................         72         1,336        (791)
                                        ======================================
Total realized gains (losses).........      $(244)       $3,876        $134
                                        ======================================

Deferred losses totaling $2.2 million and $3.9 million at December 31, 1996 and 1995, respectively, resulting from terminated and expired futures contracts are included in fixed maturities and will be amortized as an adjustment to net investment income. The notional amount of outstanding agreements to sell securities was $79 million at December 31, 1995. There were no outstanding agreements at December 31, 1996.

For interest rate exchange agreements, one agreement was terminated during 1996 resulting in a deferred gain of $1.1 million. The notional amount of the remaining outstanding agreements was $30 million at December 31, 1996. Also, as of December 31, 1996, these agreements have maturities ranging from March 1997 to May 2005. Under these agreements, the Company receives variable rates based on the one- and three-month LIBOR and pays fixed rates ranging from 6.875% to 7.215%.

3.  EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Pension cost for the plan for 1996, 1995 and 1994 is summarized as follows:

                                                  1996       1995         1994
                                              ----------------------------------
                                                        (IN THOUSANDS)

Service cost................................      $670        $528       $679
Interest cost...............................       587         508        535
Actual return on plan assets................    (1,064)     (1,568)       310
Net amortization and deferral...............       284         900       (949)
                                              ----------------------------------
Net pension cost............................      $477        $368       $575
                                              ==================================

The funded status of the plan as of December 31, 1996 and 1995 was as follows:

                                                              DECEMBER 31
                                                           1996        1995
                                                      -------------------------
                                                            (IN THOUSANDS)

Actuarial present value of benefit obligations:
   Vested benefit obligation.........................   $(6,059)     $(5,243)
   Non-vested benefit obligation.....................      (202)        (165)
                                                      -------------------------
   Accumulated benefit obligation....................    (6,261)      (5,408)
   Excess of projected benefit
     obligation over accumulated
     benefit obligation..............................    (2,961)      (2,865)
                                                      -------------------------
   Projected benefit obligation......................    (9,222)      (8,273)
Plan assets, at fair market value....................    10,085        8,342
                                                      -------------------------
Plan assets greater than projected
   benefit obligation................................       863           69

Unrecognized net loss................................     1,007        1,560
Unrecognized prior service cost......................       700          758

Unrecognized net asset established
  at the date of initial application.................    (1,841)      (2,025)
                                                      -------------------------
Net prepaid pension cost.............................      $729         $362
                                                      =========================


Assumptions were as follows:

                                                       1996     1995     1994
                                                     -------------------------
Weighted average discount rate...................       7.75%    7.5%    8.5%
Weighted average rate of increase in
   compensation for participants age
   45 and older..................................       4.5      4.5     4.5
Weighted average expected long-term
   return on plan assets.........................       9.0      9.0     9.0

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1996. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

Retiree medical care and life insurance cost for the total plan for 1996, 1995 and 1994 is summarized as follows:

                                         1996       1995        1994
                                      --------------------------------
                                               (IN THOUSANDS)

Service cost........................     $157       $151        $116
Interest cost.......................      280        305         275
                                      --------------------------------
                                         $437       $456        $391
                                      ================================

The funded status of the plan as of December 31, 1996 and 1995 was as follows:

                                                              DECEMBER 31
                                                           1996         1995
                                                        ----------------------
                                                            (IN THOUSANDS)

Accumulated postretirement benefit obligation:
   Retirees..........................................     $(2,498)    $(2,514)
Active participants:
   Retirement eligible...............................        (568)       (632)
   Others............................................      (1,023)     (1,035)
                                                        ----------------------
                                                           (4,089)     (4,181)
Unrecognized net (gain) loss.........................        (348)         67
                                                        ----------------------
Accrued postretirement benefit cost..................     $(4,437)    $(4,114)
                                                        ======================

The annual assumed rate of increase in the per capita cost of covered benefits is 10% for 1996 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated  postretirement  benefit  obligation  as of  December  31,  1996  by
$191,000

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  EMPLOYEE BENEFIT PLANS (CONTINUED)

and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1996 by $54,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.75%, 7.5% and 8.5% at December 31, 1996, 1995 and 1994,
respectively.

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,783,000, $1,567,000 and $1,075,000 for 1996, 1995 and 1994, respectively.

4.  REINSURANCE

The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1996 and 1995 was $4.0 and $3.9 billion, respectively.

Principal reinsurance transactions are summarized as follows:

                                          1996        1995          1994
                                        -----------------------------------
                                                  (IN THOUSANDS)

Reinsurance ceded:

   Premiums paid......................    $25,442       $5,305      $3,980
                                        ===================================

   Commissions received...............     $4,669         $230      $1,443
                                        ===================================

   Claim recoveries...................     $5,235       $3,089      $2,485
                                        ===================================

In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  REINSURANCE (CONTINUED)

risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1996 and 1995, the Company had established a receivable totaling $92,197,000 and $78,877,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. The amount of reinsurance assumed is not significant.

In 1995, the Company transferred, through a 100% coinsurance agreement, $66.9 million in policy reserves and claim liabilities. The agreement related to a block of whole life and decreasing term life insurance business.

In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significantly adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1996, the Company believes adequate provision has been made for such losses.

5.  INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized appreciation (depreciation) on securities available-for-sale.

Income tax expense consists of the following for 1996, 1995 and 1994:

                                            1996         1995          1994
                                  ----------------------------------------------
                                                   (IN THOUSANDS)

Current.........................         $12,528       $15,200      $11,361
Deferred........................           8,343         2,727        5,768
                                  ----------------------------------------------
                                         $20,871       $17,927      $17,129
                                  ==============================================

The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

Income taxes paid by the Company were $16,213,000,  $11,551,000, and $14,634,000 during 1996, 1995, and 1994, respectively.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  INCOME TAXES (CONTINUED)

Net deferred tax assets or liabilities consist of the following:

                                                          1996          1995
                                                      -------------------------
                                                            (IN THOUSANDS)

Deferred tax assets:
   Future policy benefits..........................      $20,487      $17,780
   Net unrealized depreciation on
     securities available-for-sale.................        1,409            -
   Guaranty fund assessments.......................        1,400        1,260
   Employee benefits...............................        4,852        3,836
   Other...........................................        4,620        3,662
                                                      -------------------------
Total deferred tax assets..........................       32,768       26,538

Deferred tax liabilities:
   Deferred policy acquisition costs...............       69,647       50,580
   Net unrealized appreciation on
     securities available-for-sale.................            -       12,539
   Deferred gain on investments....................       10,446        8,681
   Depreciation....................................        2,061          988
   Other...........................................        5,461        7,409
                                                      -------------------------
Tax deferred tax liabilities.......................       87,615       80,197
                                                      -------------------------
Net deferred tax liabilities.......................      $54,847      $53,659
                                                      =========================

6.  CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  CONDENSED FAIR VALUE INFORMATION (CONTINUED)


                                                        DECEMBER 31, 1996                  DECEMBER 31, 1995
                                               ---------------------------------   ---------------------------------
                                                     CARRYING                            CARRYING
                                                      AMOUNT        FAIR VALUE            AMOUNT        FAIR VALUE
                                               ---------------------------------   -------------------------------
                                                                          (IN THOUSANDS)

Investments:
   Fixed maturities (NOTE 2).................       $2,333,111      $2,333,770          $2,314,507      $2,327,646
   Equity securities (NOTE 2)................           89,188          89,188              21,880          21,880
   Mortgage loans............................           66,611          69,004              74,342          80,175
   Policy loans..............................          106,822         108,685             100,452         104,077
   Short-term investments....................                -               -                 992             992
   Cash and cash equivalents.................            8,310           8,310              16,788          16,788
   Accrued investment income.................           32,161          32,161              30,623          30,623
   Futures contracts.........................                -               -                   -            (737)
   Interest rate exchange agreements ........                -            (282)                  -          (2,291)

Liabilities:
   Supplementary contracts without life
     contingencies...........................           33,225          33,803              34,363          35,387
   Individual and group annuities............        1,942,697       1,767,692           1,922,901       1,774,642
   Long-term debt............................           65,000          67,683                   -               -

7.  COMMITMENTS AND CONTINGENCIES

The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,904,000, $1,302,000 and $1,450,000 for 1996, 1995 and 1994, respectively. The Company has aggregate future lease commitments at December 31, 1996 of $4,337,000 for noncancelable operating leases consisting of $992,000 in 1997, $941,000 in 1998, $829,000 in
1999, $818,000 in 2000 and $757,000 in 2001 and thereafter.

In addition, in 2001, under the terms of an operating lease for an airplane, the Company has the option to renew the lease for another five years, purchase the airplane for approximately $4.7 million, or return the airplane to the lessor and pay a termination charge of approximately $3.7 million. If the option to renew the lease for five years is selected, at the end of the five-year period
(2006), the Company has the option to purchase the airplane for approximately $3.4 million or return the airplane to the lessor and pay a termination charge of approximately $2.7 million.

The economy and other factors have caused an increase in the number of insurance companies that have required regulatory supervision. Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued and charged to expense $1,574,000, $2,302,000 and $237,000 for 1996, 1995 and 1994, respectively. At December 31, 1996, the Company has reserved $4,000,000 to cover current and estimated future assessments net of related premium tax credits.

8.  LONG-TERM DEBT

The Company has a $75.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1996.

In February 1996, the Company negotiated three separate $5,000,000 advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance
Commissioner   and  only  out  of  surplus  funds  that  the  Kansas   Insurance
Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.  RELATED-PARTY TRANSACTIONS

The Company owns shares of mutual funds managed by Security Management Company, LLC with a net asset value totaling $60,559,000 and $5,364,000 at December 31, 1996 and 1995, respectively.

10.  ASSETS HELD IN SEPARATE ACCOUNTS

Separate account assets were as follows:

                                                       1996           1995
                                                    --------------------------
                                                          (IN THOUSANDS)
Premium and annuity considerations
   for the variable annuity products and
   variable universal life product for
   which the contractholder, rather than
   the Company, bears the
   investment risk................................   $2,793,911    $2,051,292
Assets of the separate accounts owned by
   the Company, at fair value.....................        9,016        14,014
                                                    --------------------------
                                                     $2,802,927    $2,065,306
                                                    ==========================

11.  STATUTORY INFORMATION

The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insurance operations are $286,689,000 and $207,669,000 at December 31, 1996 and 1995, respectively.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          All required financial statements are included in Part B of this Registration Statement.

     (b)  Exhibits

          (1)  Resolution  of the Board of  Directors  of Security  Benefit Life
               Insurance  Company  ("SBL")  authorizing   establishment  of  the
               Separate Account(a)

          (2)  Not Applicable

          (3)  Application and Service Agreement(b)

          (4)  Sample Contracts including riders and endorsements

          (5)  Form of Application

          (6)  (a)  Composite of Articles of Incorporation of SBL

               (b)  Bylaws of SBL(a)

          (7)  Not Applicable

          (8)  Fund Participation and Variable Contract Marketing Agreement

          (9)  Opinion and Consent of Counsel(a)

         (10)  Consent of Independent Auditors

         (11)  Not Applicable

         (12)  Not Applicable

         (13)  Schedules for Computation of Performance

         (14)  Financial Data Schedules

         (15) Powers of Attorneys of Howard R. Fricke, Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Melanie S. Fannin,
               W. W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler

(a)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Registration Statement Number 33-65654 (July 6, 1993).

(b)  Incorporated   herein  by  reference   to  the  Exhibits   filed  with  the
     Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-65654 (May 20, 1994).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL               POSITIONS AND OFFICES
BUSINESS ADDRESS                 WITH DEPOSITOR
------------------               ---------------------
Howard R. Fricke*                Chairman of the Board,
                                 President, Chief Executive
                                 Officer and Director

Thomas R. Clevenger              Director
P.O. Box 8514
Wichita, Kansas 67208

Sister Loretto Marie Colwell     Director
1700 SW 7th Street
Topeka, Kansas 66044

John C. Dicus                    Director
700 Kansas Avenue
Topeka, Kansas 66603

Melanie S. Fannin                Director
220 SE 6th Street
Topeka, KS 66603

William W. Hanna                 Director
P.O. Box 2256
Wichita, Kansas 67201

John E. Hayes, Jr.               Director
P.O. Box 889
Topeka, Kansas 66601

Laird G. Noller                  Director
2245 Topeka Avenue
Topeka, Kansas 66611

Frank C. Sabatini                Director
120 SW 6th Street
Topeka, Kansas 66603

Robert C. Wheeler                Director
P.O. Box 148
Topeka, Kansas 66601

Donald J. Schepker*              Senior Vice President,
                                 Chief Financial Officer and Treasurer

James L. Woods*                  Senior Vice President

Jeffrey B. Pantages*             Senior Vice President and
                                 Chief Investment Officer

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL               POSITIONS AND OFFICES
BUSINESS ADDRESS                 WITH DEPOSITOR
------------------               ---------------------
Roger K. Viola*                  Senior Vice President,
                                 General Counsel and Secretary

T. Gerald Lee*                   Senior Vice President - Administration

Malcolm E. Robinson*             Senior Vice President and
                                 Assistant to the President

Donald E. Caum*                  Senior Vice President and
                                 Chief Marketing Officer

Richard K Ryan*                  Senior Vice President

Amy J. Lee*                      Associate General Counsel and Vice President

James R. Schmank*                Vice President
                                 (and Interim Chief Investment Officer)

Kathleen R. Blum*                Vice President - Administration

*Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
         DEPOSITOR OR REGISTRANT

         The Depositor, Security Benefit Life Insurance Company ("SBL") is owned by its policyowners. No one person holds more than approximately 0.0004% of the voting power of SBL. The Registrant is a segregated asset account of SBL.

         The following chart indicates the persons controlled by or under common control with Parkstone Variable Annuity or SBL:

                                                                  PERCENT OF
                                           JURISDICTION OF     VOTING SECURITIES
                  NAME                      INCORPORATION        OWNED BY SBL

Security Benefit Life Insurance Company        Kansas                -----
(Mutual Life Insurance Company

Security Benefit Group, Inc. (Holding          Kansas                 100%
Company)

Security Management Company, LLC               Kansas                 100%
(Investment Adviser)

Security Distributors, Inc.                    Kansas                 100%
(Broker/Dealer, Principal Underwriter
of Mutual Funds)

Security Benefit Academy, Inc. (Daycare        Kansas                 100%
Company)

Creative Impressions, Inc.                     Kansas                 100%
(Advertising Agency)

Security Benefit Clinic and Hospital           Kansas                 100%
(Nonprofit provider of hospital
benevolences for fraternal certificate
holders)

First Advantage Insurance Agency, Inc.         Kansas                 100%

First Security Benefit Life Insurance         New York                100%
and Annuity Company of New York

         SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, and Variflex, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, Variflex LS, and T. Rowe Price Variable Annuity Account.

         Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

   Security Equity Fund  15.9%          Security Income Fund     7.6%
                                        Corporate Bond Series

   Security Growth and   40.1%          SBL Fund                 100%
   Income Fund


ITEM 27. NUMBER OF CONTRACTOWNERS

         As of March 31, 1997, there were 1,272 owners of Parkstone Variable Annuity Qualified Contracts, 1,268 owners of Parkstone Non-Qualified Contracts, 15 owners of Parkstone Non-Qualified Trust Contracts, and 2 owners of Parkstone Qualified Trust Contracts.

ITEM 28. INDEMNIFICATION

         The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

         The Articles of Incorporation include the following provision:

         A Director shall not be personally liable to the Corporation or to its policyholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director

              A. for any breach of his or her duty of loyalty to the Corporation or its policyholders;

              B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

              C.   under  the  provisions  of  K.S.A.   17-6424  and  amendments
                   thereto; or

              D. for any transaction from which the director derived an improper personal benefit.

         This Article Eighth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article Eighth becomes effective.

         Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the Parkstone Variable Annuity contracts. SDI receives no compensation for its distribution function in excess of the commissions it pays to selling broker/dealers. SDI performs similar functions for SBL Variable Annuity Accounts I, III, IV, Variflex, SBL Variable Life Insurance Account Varilife, Variflex LS, Security Varilife Separate Account. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC, a subsidiary of SBL, acts as investment adviser: Security Equity Fund, Security Income Fund, Security Growth and Income Fund, Security Tax-Exempt Fund and Security Ultra Fund.

(b)

          NAME AND PRINCIPAL                POSITION AND OFFICES
          BUSINESS ADDRESS*                   WITH UNDERWRITER
          ------------------                ----------------------
          Richard K Ryan                    President and Director
          John D. Cleland                   Vice President and Director
          James W. Lammers                  Senior Vice President and Director
          James R. Schmank                  Vice President and Director
          Mark E. Young                     Vice President
          Amy J. Lee                        Secretary
          Brenda M. Harwood                 Treasurer
          Louis R. Jicha                    Vice President and Director
          Daniel McNichol                   Vice President
          Clark A. Anderson                 Regional Vice President
          Robert L. Kirchner                Regional Vice President
          Paul Richardson                   Regional Vice President
          Ronald V. Vermillion              Regional Vice President
          Jennifer A. Zaat                  Regional Vice President
          Kent N. Spillman                  Regional Vice President
          Carla D. Griffin                  Regional Vice President
          Anthony Hammock                   Regional Vice President
          William G. Mancuso                Regional Vice President
          Marek E. Lakotko                  Regional Vice President
          Eric M. Aanes                     Regional Vice President
          Susan L. Tully                    Regional Vice President

         *700 Harrison, Topeka, Kansas 66636-0001

(c)      Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices -- 700 Harrison, Topeka, Kansas 66636-0001.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

     (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

     (b) Registrant undertakes that it will include as part of the Parkstone Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

     (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

     (d) SBL, sponsor of the unit investment trust, Parkstone Variable Annuity, hereby represents that it is relying upon the Securities and Exchange Commission's No-Action Letter Ref. No. IP-6-88, American Council of Life Insurance, and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

     (e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

     (f) Registrant represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 23rd day of April, 1997.

SIGNATURES AND TITLES

Howard R. Fricke             SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, Chairman           (The Depositor)
of the Board,
President and
Chief Executive Officer

                           By: ROGER K. VIOLA
                               -------------------------------------------------
                               Roger K. Viola, Senior Vice President,
Thomas R. Clevenger            General Counsel and Secretary as Attorney-In-Fact
Director                       for the Officers and Directors
                               Whose Names Appear Opposite
Sister Loretto
Marie Colwell
Director
                           PARKSTONE VARIABLE ANNUITY
John C. Dicus              (The Registrant)
Director

Melanie S. Fannin          By: SECURITY BENEFIT LIFE INSURANCE COMPANY
Director                       (The Depositor)

William W. Hanna
Director                   By: HOWARD R. FRICKE
                               -------------------------------------------------
John E. Hayes, Jr.             Howard R. Fricke, Chairman of the Board,
Director                       President and Chief Executive Officer

Laird G. Noller
Director
                           By: DONALD J. SCHEPKER
Frank C. Sabatini              -------------------------------------------------
Director                       Donald J. Schepker, Senior Vice President,
                               Chief Financial Officer and Treasurer
Robert C. Wheeler
Director
                           (ATTEST):  ROGER K. VIOLA
                                      ------------------------------------------
                                      Roger K. Viola, Senior Vice President,
                                      General Counsel and Secretary

                           Date:  April 23, 1997

                                  EXHIBIT INDEX

  (1)   None

  (2)   None

  (3)   None

  (4)   Sample Contracts

  (5)   Form of Application

  (6)   (a)    Composite of Articles of Incorporation of SBL

        (b)    None

  (7)   None

  (8)   Fund Participation and Variable Contract Marketing Agreement

  (9)   None

 (10)   Consent of Independent Auditors

 (11)   None

 (12)   None

 (13)   Schedules for Computation of Performance

 (14)   Financial Data Schedules

 (15)   Powers of Attorney